MERRILL LYNCH
GLOBAL
ALLOCATION
FUND, INC.




FUND LOGO




Annual Report
October 31, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.








Merrill Lynch
Global Allocation
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.


Summary of
Fund's Overall
Asset Mix
As of 10/31/97
                                                        Percent of Fund's Net Assets   Reference Portfolio
                                                          10/31/97       7/31/97           Percentages
North & South American Equities                             19.1%*         19.3%               36.0%
European Equities                                           11.2            9.3                11.0
Pacific Basin Equities                                       6.9            5.4                13.0
Total Equities                                              37.2           34.0                60.0

US Dollar Denominated Fixed-Income Securities               37.9           34.3                24.0
  US Issuers                                                25.9           25.7                 --
  Non-US Issuers                                            12.0            8.6                 --
Non-US Dollar Denominated Fixed-Income Securities            9.2            8.1                16.0
Total Fixed-Income Securities                               47.1++         42.4++              40.0

Cash & Cash Equivalents                                     15.7           23.6                 --

 *Includes value of Stock Index Futures.
++Includes Preferred Stock.



Merrill Lynch Global Allocation Fund, Inc., October 31, 1997


DEAR SHAREHOLDER

Fiscal Year in Review
The "Comparative Performance Results" table below details the performance for each class of shares of Merrill Lynch Global Allocation Fund, Inc. for various time periods compared to that of the Fund's unmanaged Benchmark Index. As long-term shareholders may recall, the Benchmark Index consists of US stocks (as represented by the Standard & Poor's 500 Composite Index), foreign stocks (Financial Times/Standard & Poor's--Actuaries World Index (Ex-US)), US Government 5-year bonds (ML Government Index GA05), and foreign bonds (Salomon Brothers World Government Bond Index (Ex-US)). A brief description of each of these indexes can be found in the "Recent Performance Results" table on page 7 of this report to shareholders.

As the table shows, total returns for each class of Fund shares were greater than those of the unmanaged Benchmark Index for each of the time periods shown. At the same time, the Fund exhibited relatively modest volatility of returns. For example, for the 12-month period ended October 31, 1997, we have calculated that the Fund's volatility of total returns was less than one-half of the volatility of either US stocks or foreign stocks. At the same time, the Fund experienced less volatility than foreign bonds. Only US Government bond returns were less volatile than the Fund's returns. These results demonstrate that our investment strategies successfully managed risk while achieving an attractive total return during the fiscal year.

To further illustrate this point, we calculated the drop from the historical peak of the per share net asset value of the Fund's Class A Shares (October 6, 1997) to their recent trough, which occurred shortly after the close of the Fund's fiscal year on November 12, 1997. During this period, per share net asset value for the Fund's Class A Shares declined by 4.2%. In contrast, the unmanaged Standard & Poor's 500 declined 6.7% during the period (and by 10.8% from its own peak to trough). Other major stock markets registered sharp declines during the Fund's recent peak-to-trough period. For example, the unmanaged Nikkei 225 Index of Japanese stocks declined 13.4%, and the UK and German stock markets declined 10.8% and 14.9%, respectively. Emerging stock markets experienced even greater losses in value, as seen in the 34.6% decline in the unmanaged Hang Seng Index in Hong Kong and the 18.5% drop in the Mexican stock market. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4--7 of this report to shareholders.)

Bond Investments
At October 31, 1996, the end of the prior fiscal year, the Fund had an approximate 42.3% position in fixed-income securities, and we ended the 1997 fiscal year with a 47.1% fixed-income exposure. This increased investment in fixed-income issues took place largely in the final quarter of the fiscal year. Throughout most of the fiscal year, we were steadily reducing exposure to Latin American debt and US corporate bond investments, and steadily increasing holdings in US Treasury and agency securities, thereby improving the quality of our investments but sacrificing some current income.

However, in the last quarter of the fiscal year, turmoil in emerging stock markets spilled over into emerging bond markets, creating attractive values. As a result, we began to increase our investment in Latin American bonds once again, primarily through purchases of US dollar-denominated sovereign debt of Argentina, Brazil and Mexico.

We reduced the Fund's European bond investments during the fiscal year from 13.4% of net assets to 8.2%. This reduction resulted from profit taking in many holdings as European bond markets reached levels that we viewed as fairly valued.

Equity Investments
The Fund's equity investments increased during the fiscal year, beginning the period at 32.9% of net assets and ending it at 37.2%. As was the case with bonds, this increased exposure largely occurred in the final quarter of the fiscal year.

During the year, we moved from a significant underweighting in the Japanese stock market to a slight overweighting, relative to the Benchmark Index. Japanese stocks did not provide positive returns for the Fund this fiscal year. However, we believe that the Japanese stock market today offers good absolute and relative value.

Our US stock exposure was virtually unchanged over the course of the fiscal year. Although our significant underweighting of US stocks hindered performance, our overweight positions in banks and financial services stocks in general enhanced total returns. However, we believe that this sector's relative returns may be approaching peak levels, and we have reduced our exposure over the course of the year. We modestly increased the Fund's European equity positions during the fiscal year. Recently, we took advantage of weak markets during the October quarter to add to positions in European stocks.

The Fund's exposure to emerging equity markets has been minimal throughout the fiscal year, which helped enhance returns and limit volatility, especially during the final months of the fiscal year. As prices weakened during the October quarter, we were buyers of equities in Hong Kong, Argentina, Indonesia and South Korea. However, our equity investments in these markets were very modest, and our overall emerging markets equity exposure remains small.

In addition to purchasing some emerging markets stocks during the October quarter, we purchased US dollar-denominated convertible bonds and convertible preferred stocks in Singapore, South Korea, Hong Kong, the Philippines, Malaysia and India. These senior securities have less downside risk than their equity counterparts but, at the same time, have commensurately less appreciation potential.

Currency Exposure
We began the fiscal year with significant hedges against a weakening yen and Deutschemark as well as other European currencies. During the course of the fiscal year, we removed these hedges as the US dollar strengthened and the risk of foreign currency depreciation decreased. In general, our hedging strategies helped the Fund's performance by reducing currency losses during the fiscal year.


In Conclusion
The Fund came into the fiscal fourth quarter in a conservative posture, with a relatively high cash position and a low equity position compared to the Fund's Benchmark Index. Equity markets around the world were very volatile, with sharp declines followed by some recovery in the United States and Western Europe, and sharp declines with little or no recovery in Asia.

We took advantage of lower prices to increase the Fund's equity weighting in the United States and Western Europe. We also bought equities and convertible securities in Japan and East Asia, and we bought US dollar-denominated bonds in Latin America, among other investments. As a result, we ended the October quarter still with a significant, but lowered, cash position, and a less-conservative asset mix.

We thank you for your investment in Merrill Lynch Global Allocation Fund, Inc., and we look forward to serving your financial needs throughout the Fund's new fiscal year and beyond.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Bryan N. Ison)
Bryan N. Ison
Senior Vice President and
Portfolio Manager



December 12, 1997


Comparative
Performance
Results
                                                Total Investment Returns for the Periods Ending 10/31/97
                                                   3 Months        1 Year       3 Years*      5 Years*
ML Global Allocation Fund, Inc. Class A Shares       0.00%        +16.08%       +16.23%       +14.48%

ML Global Allocation Fund, Inc. Class B Shares      -0.32         +14.82        +15.01        +13.31

ML Global Allocation Fund, Inc. Class C Shares      -0.26         +14.84        +15.03            NA

ML Global Allocation Fund, Inc. Class D Shares      -0.06         +15.76        +15.92            NA

Benchmark Index                                     -2.48         +14.01        +13.94        +12.84

*Annualized.
 Fund results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Past performance is not predictive of future results.


Merrill Lynch Global Allocation Fund, Inc., October 31, 1997


PERFORMANCE DATA



About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Total Return
Based on a $10,000
Investment


A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the Financial Times/Standard & Poor's--
Actuaries World Index. Beginning and ending values are:

                                          2/3/89**        10/97

ML Global Allocation Fund, Inc.++--
Class A Shares*                          $ 9,475         $30,496

ML Global Allocation Fund, Inc.++--
Class B Shares*                          $10,000         $29,427

Financial Times/Standard & Poor's--
Actuaries World Index++++                $10,000         $21,102


A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Financial Times/Standard & Poor's--
Actuaries World Index. Beginning and ending values are:

                                         10/21/94**       10/97

ML Global Allocation Fund, Inc.++--
Class C Shares*                          $10,000         $15,220

ML Global Allocation Fund, Inc.++--
Class D Shares*                          $ 9,475         $14,771

Financial Times/Standard +& Poor's--
Actuaries World Index++++                $10,000         $14,632

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Global Allocation Fund, Inc. invests in a portfolio of US and foreign issues, whose composition varies with respect to types of securities and markets in response to changing market and economic trends.
++++This unmanaged capitilization-weighted Index is comprised of 2,200 equities from 24 countries in 12 regions, including the United States.




Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/97                        +19.62%        +13.34%
Five Years Ended 9/30/97                  +15.01         +13.78
Inception (2/3/89) through 9/30/97        +14.70         +13.99

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/97                        +18.44%        +14.44%
Five Years Ended 9/30/97                  +13.86         +13.86
Inception (2/3/89) through 9/30/97        +13.54         +13.54

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/97                        +18.42%        +17.42%
Inception (10/21/94) through 9/30/97      +16.10         +16.10

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/97                        +19.36%        +13.10%
Inception (10/21/94) through 9/30/97      +17.03         +14.90

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Global Allocation Fund, Inc., October 31, 1997


PERFORMANCE DATA (concluded)

Performance
Summary--
Class A Shares
                                Net Asset Value         Capital Gains
Period Covered                Beginning    Ending        Distributed       Dividends Paid*      % Change**
2/3/89--12/31/89                $10.00    $10.76           $0.199             $0.484             +14.64%
1990                             10.76      9.89            0.237              0.854             + 1.88
1991                              9.89     11.05            0.196              1.409             +28.75
1992                             11.05     11.53            0.038              0.816             +12.19
1993                             11.53     13.23            0.194              0.508             +21.01
1994                             13.23     12.23            0.140              0.605             - 2.00
1995                             12.23     13.88            0.341              0.872             +23.72
1996                             13.88     14.55            0.530              1.001             +16.19
1/1/97--10/31/97                 14.55     15.92             --                0.358             +11.92
                                                           ------             ------
                                                     Total $1.875       Total $6.907

                                                        Cumulative total return as of 10/31/97: +221.88%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Performance
Summary--
Class B Shares
                                Net Asset Value         Capital Gains
Period Covered                Beginning    Ending        Distributed       Dividends Paid*      % Change**
2/3/89--12/31/89                $10.00    $10.75           $0.199             $0.392             +13.58%
1990                             10.75      9.88            0.237              0.741             + 0.84
1991                              9.88     11.03            0.196              1.300             +27.47
1992                             11.03     11.47            0.038              0.731             +11.06
1993                             11.47     13.11            0.194              0.409             +19.69
1994                             13.11     12.12            0.140              0.479             - 2.89
1995                             12.12     13.73            0.341              0.735             +22.39
1996                             13.73     14.36            0.530              0.855             +14.95
1/1/97--10/31/97                 14.36     15.65             --                0.283             +10.98
                                                           ------             ------
                                                     Total $1.875       Total $5.925

                                                        Cumulative total return as of 10/31/97: +194.27%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class C Shares
                                Net Asset Value         Capital Gains
Period Covered                Beginning    Ending        Distributed       Dividends Paid*      % Change**
10/21/94--12/31/94              $12.91    $12.07           $0.140             $0.368             - 2.58%
1995                             12.07     13.63            0.341              0.771             +22.38
1996                             13.63     14.23            0.530              0.876             +15.01
1/1/97--10/31/97                 14.23     15.50             --                0.291             +10.99
                                                           ------             ------
                                                     Total $1.011       Total $2.306

                                                         Cumulative total return as of 10/31/97: +52.20%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares
                                Net Asset Value         Capital Gains
Period Covered                Beginning    Ending        Distributed       Dividends Paid*      % Change**
10/21/94--12/31/94              $13.07    $12.24           $0.140             $0.383             - 2.35%
1995                             12.24     13.87            0.341              0.845             +23.29
1996                             13.87     14.54            0.530              0.968             +15.96
1/1/97--10/31/97                 14.54     15.89             --                0.340             +11.66
                                                           ------             ------
                                                     Total $1.011       Total $2.536

                                                         Cumulative total return as of 10/31/97: +55.88%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Recent
Performance
Results
                                                                   Net Asset Value                     Total Return
                                                         10/31/97      7/31/97     10/31/96        12-Month      3-Month
ML Global Allocation Fund, Inc. Class A Shares*           $15.92        $15.92     $15.17          +16.08%(1)       0.00%
ML Global Allocation Fund, Inc. Class B Shares*            15.65         15.70      14.95          +14.82(2)      - 0.32
ML Global Allocation Fund, Inc. Class C Shares*            15.50         15.54      14.83          +14.84(3)      - 0.26
ML Global Allocation Fund, Inc. Class D Shares*            15.89         15.90      15.15          +15.76(4)      - 0.06
US Stocks: Standard & Poor's 500 Index**                                                           +32.09         - 3.73
Non-US Stocks: Financial Times/Standard & Poor's--
 Actuaries World Index (Ex-US)***                                                                  + 4.09         -10.16
US Bonds: ML Government Index GA05****                                                             + 7.53         + 2.00
Non-US Bonds: Salomon Brothers World Government Bond Index (Ex-US)*****                            - 0.31         + 5.20

    *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
   **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates. ***An unmanaged capitalization-weighted index comprised of over
     1,800 companies in 24 countries, excluding the United States. ****An unmanaged index designed to track the total return of the current coupon five-year US Treasury bond.
*****An unmanaged market capitalization-weighted index tracking 10 government bond indexes, excluding the United States.
  (1)Percent change includes reinvestment of $0.996 per share ordinary income dividends and $0.530 per share capital gains distributions.
  (2)Percent change includes reinvestment of $0.845 per share ordinary income dividends and $0.530 per share capital gains distributions.
  (3)Percent change includes reinvestment of $0.859 per share ordinary income dividends and $0.530 per share capital gains distributions.
  (4)Percent change includes reinvestment of $0.959 per share ordinary income dividends and $0.530 per share capital gains distributions.



Merrill Lynch Global Allocation Fund, Inc., October 31, 1997


Portfolio
Abbreviations

Merrill Lynch Global Allocation Fund, Inc., October 31, 1997
To simplify the currency denominations of Merrill Lynch Global Allocation Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the currencies according to the list at right.

CAD    Canadian Dollar
CHF    Swiss Franc
DEM    German Deutschemark
DKR    Danish Krone
ECU    European Currency Unit
ESP    Spanish Peseta
FRF    French Franc
GBP    Great Britain Pound
IDR    Indonesian Rupiah
JPY    Japanese Yen
NLG    Netherlands Guilder
NOK    Norwegian Krone
NZD    New Zealand Dollar
PHP    Philippine Peso
SEK    Swedish Kroner
USD    United States Dollar
ZAL    South African Rand


SCHEDULE OF INVESTMENTS                                                                                   (in US dollars)
                                           Shares                                                     Value       Percent of
COUNTRY         Industries                  Held            Common Stocks               Cost        (Note 1a)     Net Assets
Argentina       Banking                  1,013,200  ++Banco Rio de La Plata
                                                      S.A.(ADR)++++ (USD)        $    10,830,050   $    10,638,600     0.1%

                Oil--Related               480,000    Yacimientos Petroliferos
                                                      Fiscales S.A. (ADR)++++ (USD)   10,296,490        15,360,000     0.1

                                                      Total Common Stocks
                                                      in Argentina                    21,126,540        25,998,600     0.2

Australia       Banking                  2,645,800    Westpac Banking Corp.            5,614,396        15,446,784     0.1

                Beverages                1,999,379    Foster's Brewing Group
                                                      Limited                          3,509,519         3,806,358     0.0

                Building &               1,636,577    Lend Lease Corporation
                Construction                          Limited                         27,280,912        33,603,037     0.3

                Building Materials         690,547    Pioneer International
                                                      Limited                          1,744,554         1,830,762     0.0

                Diversified              8,614,452    Broken Hill Proprietary
                                                      Co., Ltd.                       95,060,491        85,644,106     0.6

                Foods                    7,916,000    Goodman Fielder Wattie Ltd.      8,324,587        12,167,826     0.1

                Insurance                1,803,135    GIO Australia Holdings, Ltd.     3,207,015         4,627,861     0.0

                Metals & Mining          3,102,904    M.I.M. Holdings Ltd.             2,639,750         2,734,822     0.0
                                         2,795,439    Pasminco Limited                 3,044,304         3,469,073     0.0
                                         6,000,000    WMC Limited                     20,064,490        21,364,530     0.2
                                                                                 ---------------   ---------------   ------
                                                                                      25,748,544        27,568,425     0.2

                Multi-Industry           1,500,000    Pacific Dunlop, Ltd.             4,092,789         3,212,083     0.0

                Tobacco                  1,689,800    Rothmans Holdings, Ltd.          6,042,681         8,364,175     0.1
                                         1,242,300    WD & HO Wills Holdings, Ltd.     1,389,502         1,532,905     0.0
                                                                                 ---------------   ---------------   ------
                                                                                       7,432,183         9,897,080     0.1

                                                      Total Common Stocks
                                                      in Australia                   182,014,990       197,804,322     1.4

Canada          Beverages                1,900,000    Cott Corp.(USD)                 15,484,918        19,475,000     0.1

                Metals--Non-Ferrous      1,000,000    Inco Ltd. (USD)                 22,852,818        20,625,000     0.2

                Multi-Industry             280,000  ++Semi-Tech Corporation
                                                      (Class A)                        4,108,297           337,900     0.0

                Paper                    3,250,000  ++Repap Enterprises Inc.(USD)     12,879,320           507,813     0.0

                Telecommunications         200,000    BCE Telecommunications,
                                                      Inc. (USD)                       3,375,484         5,587,500     0.0
                                         1,165,200  ++Rogers Cantel Mobile
                                                      Communications Inc.
                                                      (Class B)+++                    22,391,633        19,437,922     0.1
                                         1,160,900  ++Rogers Cantel Mobile
                                                      Communications Inc.
                                                      (Class B) (USD)+++              19,836,379        19,590,187     0.2
                                         4,543,700  ++Rogers Communications Inc.
                                                      (Class B)                       39,359,870        30,964,379     0.2
                                                                                 ---------------   ---------------   ------
                                                                                      84,963,366        75,579,988     0.5

                                                      Total Common Stocks
                                                      in Canada                      140,288,719       116,525,701     0.8

Finland         Metals                     576,930    Outokumpu OY                     8,651,262         8,600,893     0.1

                Paper & Forest             770,930    Enso OY                          6,578,864         7,328,686     0.0
                Products                 2,909,250    Metsa Serla OY 'B'              23,657,400        25,628,437     0.2
                                           442,079    UPM-Kymmene OY                   8,170,266         9,774,525     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      38,406,530        42,731,648     0.3

                Telecommunication           75,000    Nokia Corp. (ADR)++++ (USD)      2,482,938         6,618,750     0.0
                Equipment                  186,360    Nokia OY                         8,998,615        16,453,080     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      11,481,553        23,071,830     0.1

                                                      Total Common Stocks
                                                      in Finland                      58,539,345        74,404,371     0.5

France          Automobiles                 79,132    Peugeot S.A.                     9,062,870         8,963,260     0.1

                Banking                    216,620    Banque Nationale de
                                                      Paris S.A.                       9,576,811         9,581,631     0.1
                                           173,900    Compagnie Financiere de
                                                      Paribas S.A.                     9,343,179        12,636,029     0.1
                                           540,386    Societe Generale de
                                                      France S.A.                     56,680,843        74,051,160     0.5
                                                                                 ---------------   ---------------   ------
                                                                                      75,600,833        96,268,820     0.7

                Consumer Products           17,097    Christian Dior S.A.              1,744,296         1,898,019     0.0

                Electronics                 75,299  ++SGS-Thomson Microelectronics
                                                      N.V.                             3,487,840         5,361,707     0.0

                Energy & Petroleum          75,828    Elf Aquitaine (Elf) S.A.         7,353,249         9,391,360     0.1

                Engineering &              212,968    Bouygues S.A.                   20,353,497        19,948,434     0.1
                Construction

                Foods/Food Processing       61,600    Groupe Danone S.A.               9,786,153         9,424,319     0.1

                Hotel/Leisure               47,466    Accor S.A.                       6,649,847         8,842,755     0.1

                Industrial                 195,846    Alcatel Alsthom Cie Generale
                                                      d'Electricite S.A.              18,263,077        23,644,201     0.1

                Insurance                  503,171    Assurances Generales de
                                                      France S.A. (AGF)               16,032,715        26,489,575     0.2
                                           314,456    Axa S.A.--UAP                   19,659,982        21,545,554     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      35,692,697        48,035,129     0.3

                Metals/Steel             1,275,580    Usinor-Sacilor S.A.             19,472,262        21,130,597     0.2

                Multi-Industry              36,933    EuraFrance S.A.                 10,437,805        15,048,676     0.1

                Retail--Home Improvement    54,440    Castorama Dubois
                                                      Investissements S.C.A.           7,307,525         5,675,358     0.0

                Telecommunications         216,056  ++France Telecom S.A.              6,817,602         8,181,271     0.1

                Utilities--Water             7,663    Compagnie Generale
                                                      des Eaux S.A.                      835,034           891,912     0.0

                                                      Total Common Stocks
                                                      in France                      232,864,587       282,705,818     2.0

Germany         Automotive                 199,256    Daimler-Benz AG                 13,553,254        13,599,590     0.1
                                            37,883    Volkswagen AG                   16,398,475        22,442,170     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      29,951,729        36,041,760     0.2

                Banking                     55,680    Bayerische Vereinsbank AG        1,339,965         3,237,021     0.0

                Capital Goods              369,636  ++Kloeckner-Werke AG              17,229,762        28,365,765     0.2

                Chemicals                  224,385    BASF AG                          7,802,958         7,631,255     0.1
                                           419,934    Bayer AG                        15,484,588        14,770,076     0.1
                                           101,451    Henkel KGaA                      4,390,556         4,954,296     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      27,678,102        27,355,627     0.2

                Engineering &               32,565  ++Philipp Holzmann AG             12,268,030         9,182,039     0.1
                Construction




Merrill Lynch Global Allocation Fund, Inc., October 31, 1997


SCHEDULE OF INVESTMENTS (continued)                                                                       (in US dollars)
                                           Shares                                                     Value       Percent of
COUNTRY         Industries                  Held            Common Stocks               Cost        (Note 1a)     Net Assets
Germany         Insurance                   11,790    Muenchener
(concluded)                                           Rueckversicherungs
                                                      -Gesellschaft AG           $     3,429,320   $     3,440,835     0.0%

                Metals/Steel               169,415    Thyssen AG                      36,439,456        37,475,965     0.3

                Retail                      29,472    Karstadt AG                     10,289,552        10,280,333     0.1

                Telecommunications         197,100    Deutsche Telekom AG              3,748,649         3,701,139     0.0

                Utilities                  189,775    Veba AG                          9,611,569        10,602,510     0.1

                                                      Total Common Stocks
                                                      in Germany                     151,986,134       169,682,994     1.2

Hong Kong       Agriculture             31,924,000    C.P. Pokphand Co. Ltd.
                                                      (Ordinary)                      11,031,647         7,640,285     0.1

                Banking                    901,676    HSBC Holdings PLC               14,386,653        20,413,105     0.1

                Conglomerates            5,304,500    Hutchison Whampoa Ltd.          34,916,054        36,712,904     0.2

                                                      Total Common Stocks
                                                      in Hong Kong                    60,334,354        64,766,294     0.4

Indonesia       Paper & Pulp             4,671,800  ++Asia Pacific Resources
                                                      International Holdings Ltd.
                                                      (NY Registered Shares)
                                                      (USD)+++                        25,834,218        18,395,213     0.2
                                         1,420,000    Asia Pulp & Paper Company
                                                      Ltd. (ADR)++++ (USD)            16,330,000        16,152,500     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      42,164,218        34,547,713     0.3

                Tobacco                  7,500,000    Sampoerna International
                                                      Finance Company B.V.            11,856,769        13,109,331     0.1

                                                      Total Common Stocks
                                                      in Indonesia                    54,020,987        47,657,044     0.4

Ireland         Building &                 631,423    CRH PLC (GBP)                    6,857,511         7,616,189     0.1
                Construction

                                                      Total Common Stocks
                                                      in Ireland                       6,857,511         7,616,189     0.1

Italy           Banking                  3,130,440    Istituto Bancario San
                                                      Paolo di Torino S.p.A.          19,845,879        23,796,012     0.2
                                         1,813,400    Istituto Mobiliare Italiano
                                                      S.p.A. (Ordinary)               13,339,979        16,247,412     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      33,185,858        40,043,424     0.3

                Insurance                  906,772    Assicurazioni Generali
                                                      S.p.A.                          16,525,125        20,310,877     0.1
                                        10,694,743    Istituto Nazionale delle
                                                      Assicurazioni (INA) S.p.A.      16,063,214        17,246,523     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      32,588,339        37,557,400     0.2

                Multi-Industry           9,117,595  ++Compagnie Industriali
                                                      Riunite S.p.A. (CIR)             7,816,550         7,284,148     0.1
                                        67,959,595    MontEdison S.p.A.               52,812,846        55,258,897     0.4
                                                                                 ---------------   ---------------   ------
                                                                                      60,629,396        62,543,045     0.5

                Publishing               3,000,000  ++Seat S.p.A.                      1,088,139         1,207,243     0.0
                                         8,666,863  ++Seat S.p.A.--RISP                2,411,987         2,272,115     0.0
                                                                                 ---------------   ---------------   ------
                                                                                       3,500,126         3,479,358     0.0

                Telecommunications       3,958,000    TIM S.p.A.                       1,395,818        14,709,575     0.1
                                         3,751,300    TIM S.p.A.--RISP                 3,831,835         7,703,285     0.1
                                         5,198,888    Telecom Italia S.p.A.           12,145,121        32,643,036     0.2
                                         8,322,588    Telecom Italia S.p.A.--RISP     15,895,748        33,688,307     0.2
                                                                                 ---------------   ---------------   ------
                                                                                      33,268,522        88,744,203     0.6

                                                      Total Common Stocks
                                                      in Italy                       163,172,241       232,367,430     1.6

Japan           Automobiles &            3,282,000    Suzuki Motor Corp.              30,510,247        34,946,843     0.3
                Equipment

                Automotive               2,508,000    Fuji Heavy Industries,
                                                      Ltd.                            10,432,063         9,993,611     0.1

                Beverages                1,415,000    Chukyo Coca-Cola Bottling
                                                      Co., Ltd.                       15,370,052        11,182,514     0.1
                                           663,000    Hokkaido Coca-Cola Bottling
                                                      Co., Ltd.                        8,836,164         6,894,185     0.0
                                           790,000    Kinki Coca-Cola Bottling
                                                      Co., Ltd.                       11,999,955         9,463,439     0.1
                                         1,243,000    Mikuni Coca-Cola Bottling
                                                      Co., Ltd.                       17,391,669        17,371,600     0.1
                                         1,197,700    Sanyo Coca-Cola Bottling
                                                      Co., Ltd.                       16,669,629        14,546,560     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      70,267,469        59,458,298     0.4

                Capital Goods           10,900,000    Kawasaki Heavy Industries,
                                                      Ltd.                            30,706,775        25,388,903     0.2
                                         6,375,000    Mitsubishi Heavy Industries,
                                                      Inc.                            38,324,849        31,342,026     0.2
                                                                                 ---------------   ---------------   ------
                                                                                      69,031,624        56,730,929     0.4

                Chemicals                   34,000    Shin-Etsu Chemical Co., Ltd.       657,132           831,545     0.0

                Consumer Products           50,000    Amway Japan Limited
                                                      (Premium Exchangeable
                                                      Participating Shares) (USD)        721,750           731,250     0.0

                Electrical               1,124,000    Chudenko Corp.                  30,032,358        27,396,390     0.2
                Construction             1,386,000    Kinden Corporation              21,348,708        17,294,734     0.1
                                            34,000    Taihei Dengyo Kaisha, Ltd.         637,020           156,975     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      52,018,086        44,848,099     0.3

                Electrical Equipment       593,000    Murata Manufacturing
                                                      Co., Ltd.                       19,275,913        24,073,205     0.2

                Financial Services       4,989,000    Daiwa Securities Co., Ltd.      30,211,613        30,213,726     0.2
                                           211,000    Kokusai Securities Co., Ltd.     1,472,698         1,527,078     0.0
                                           879,000    Nomura Securities Co., Ltd.     11,893,928        10,237,085     0.1
                                         1,720,000  ++Wako Securities Co., Ltd.        4,377,152         4,507,113     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      47,955,391        46,485,002     0.3

                Industrial                  28,000    Miura Kogyo Co., Ltd.              466,635           302,803     0.0
                                            14,500    Nitto Kohki Co., Ltd.              488,740           254,513     0.0
                                                                                 ---------------   ---------------   ------
                                                                                         955,375           557,316     0.0

                Insurance                  743,000    Chiyoda Fire & Marine
                                                      Insurance Co., Ltd.              2,796,009         2,701,032     0.0
                                         2,897,000    Dai-Tokyo Fire & Marine
                                                      Insurance Co., Ltd.             17,990,037        12,435,338     0.1
                                           125,000    Dowa Fire & Marine
                                                      Insurance Co., Ltd.                441,340           500,166     0.0
                                         3,743,000    Fuji Fire & Marine
                                                      Insurance Co., Ltd.             13,980,452        11,956,676     0.1
                                         4,865,000    Koa Fire & Marine
                                                      Insurance Co., Ltd.             24,748,402        25,294,277     0.2
                                           765,000    Mitsui Marine & Fire
                                                      Insurance Co., Ltd.              5,730,161         4,505,615     0.0
                                         3,508,000    Nichido Fire & Marine
                                                      Insurance Co., Ltd.             20,622,267        22,674,619     0.2
                                         4,816,000    Nippon Fire & Marine
                                                      Insurance Co., Ltd.             20,479,413        18,589,335     0.1
                                           999,000    Nisshin Fire & Marine
                                                      Insurance Co., Ltd.              2,688,731         2,808,934     0.0
                                         7,315,000    Sumitomo Marine & Fire
                                                      Insurance Co., Ltd.             46,067,731        48,803,178     0.3
                                         2,368,000    Tokio Marine & Fire
                                                      Insurance Co., Ltd.             25,707,953        23,638,632     0.2
                                         5,000,000    Yasuda Fire & Marine
                                                      Insurance Co., Ltd.             25,976,040        27,743,116     0.2
                                                                                 ---------------   ---------------   ------
                                                                                     207,228,536       201,650,918     1.4

                Office Equipment         1,612,000    Canon, Inc.                     23,455,745        39,156,809     0.3

                Packaging &              1,103,000    Toyo Seikan Kaisha, Ltd.        25,118,395        17,341,902     0.1
                Containers

                Pharmaceuticals          1,061,000    Sankyo Pharmaceuticals
                                                      Co., Ltd.                       23,391,365        35,040,097     0.2
                                           384,000    Taisho Pharmaceuticals Co.       7,984,458         9,838,782     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      31,375,823        44,878,879     0.3

                Restaurants                600,000    Mos Food Services, Inc.         11,492,811         8,035,937     0.1
                                           548,000    Ohsho Food Service Corp.         9,428,814         5,971,883     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      20,921,625        14,007,820     0.1



Merrill Lynch Global Allocation Fund, Inc., October 31, 1997


SCHEDULE OF INVESTMENTS (continued)                                                                       (in US dollars)
                                           Shares                                                     Value       Percent of
COUNTRY         Industries                  Held            Common Stocks               Cost        (Note 1a)     Net Assets
Japan           Retail Stores              460,000    Ito Yokado Co., Ltd.       $    21,319,319   $    22,883,288     0.2%
(concluded)                                100,000    Sangetsu Co., Ltd.               3,160,832         1,622,161     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      24,480,151        24,505,449     0.2

                                                      Total Common Stocks
                                                      in Japan                       634,405,325       620,197,875     4.4

Mexico          Conglomerates              433,800    Grupo Carso, S.A. de
                                                      C.V. (ADR)++++ (USD)             3,832,850         5,422,500     0.0

                Finance                      6,054    Grupo Financiero Inbursa,
                                                      S.A. de C.V. (ADR)++++ (USD)       121,464           102,918     0.0

                Foods                      700,000    Grupo Industrial Maseca
                                                      (ADR)++++ (USD)                  7,969,925        10,193,750     0.1

                Telecommunications         433,800    Global Telecommunications
                                                      Solutions, Inc.
                                                      (ADR)++++ (USD)                  2,060,550         2,765,475     0.0

                                                      Total Common Stocks
                                                      in Mexico                       13,984,789        18,484,643     0.1

Netherlands     Banking                    360,279    ABN AMRO Holding N.V.            6,828,977         7,260,545     0.1

                Chemicals                  143,576    Akzo N.V.                       17,876,528        25,315,612     0.2
                                           288,070    European Vinyls Corp.
                                                      International N.V.              11,384,340         7,156,465     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      29,260,868        32,472,077     0.2

                Electronics                299,483    Philips Electronics N.V.        10,810,709        23,462,229     0.2
                Distribution

                Forest Products            869,088    Koninklijke KNP N.V             19,707,929        19,798,824     0.1

                Insurance                  958,493    Internationale Nederlanden
                                                      Groep N.V.                      15,908,091        40,262,437     0.3

                Miscellaneous--             10,000    Koninklijke Ten Cate               501,699           480,363     0.0
                Manufacturing

                Steel                      161,800  ++Ispat International N.V.
                                                      (NY Registered Shares) (USD)     4,382,262         4,127,977     0.0

                Telecommunications         750,916    Royal PTT Nederland N.V.        26,855,248        28,717,641     0.2

                Transportation             111,846    Koninklijke Pakhoed N.V.         4,339,539         3,666,326     0.0

                                                      Total Common Stocks in
                                                      the Netherlands                118,595,322       160,248,419     1.1

New Zealand     Natural Gas Suppliers    1,477,104    Natural Gas Corporation
                                                      Holdings Limited                 1,043,960         2,330,065     0.0

                                                      Total Common Stocks in
                                                      New Zealand                      1,043,960         2,330,065     0.0

Norway          Banking                  4,785,400    Christiania Bank Og
                                                      Kreditkasse                     10,697,335        19,122,478     0.1
                                         2,434,000    Den Norske Bank ASA              7,189,721        11,011,531     0.1

                                                      Total Common Stocks
                                                      in Norway                       17,887,056        30,134,009     0.2

Philippines     Multi-Industry           3,028,000    Ayala Corporation                1,117,717         1,121,481     0.0

                                                      Total Common Stocks in
                                                      the Philippines                  1,117,717         1,121,481     0.0

Portugal        Telecommunications          41,000  ++Telecel-Comunicacaoes
                                                      Pessoais, S.A.                   2,073,605         3,710,302     0.0

                                                      Total Common Stocks
                                                      in Portugal                      2,073,605         3,710,302     0.0

South Korea     Steel                      150,900    Pohang Iron & Steel Co.,
                                                      Ltd. (ADR)++++ (USD)             2,414,023         2,452,125     0.0

                Telecommunications         700,800  ++SK Telecom Co., Ltd.
                                                      (ADR)++++ (USD)                  3,662,367         3,854,400     0.0

                Utilities--Electric        495,300    Korea Electric Power
                                                      Corporation (ADR)++++ (USD)      3,801,972         4,055,269     0.1

                                                      Total Common Stocks in
                                                      South Korea                      9,878,362        10,361,794     0.1

Spain           Banking                     86,000    Corporacion Bancaria de
                                                      Espana S.A. (Argentaria)         3,351,129         4,784,028     0.0

                Energy & Petroleum         147,623    Repsol S.A.                      5,580,104         6,199,658     0.0
                                           212,500    Repsol S.A. (ADR)++++ (USD)      6,126,375         9,031,250     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      11,706,479        15,230,908     0.1

                Insurance                   33,389    Mapfre S.A.                      1,272,758         1,528,653     0.0

                Manufacturing              173,000  ++Grupo Fosforera Espanola S.A.    1,501,871           267,986     0.0

                Utilities--Electric      1,235,325    Endesa S.A.                     20,999,424        23,303,205     0.2
                                           141,800    Iberdrola I S.A.                   793,768         1,698,671     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      21,793,192        25,001,876     0.2

                                                      Total Common Stocks
                                                      in Spain                        39,625,429        46,813,451     0.3

Sweden          Appliances                 222,953    Electrolux AB 'B' Free           9,775,237        18,475,862     0.1

                Automotive & Equipment      43,916    Scania AB (Warrants) (a)            60,444            43,436     0.0

                Industrial                 119,420    SKF AB 'A'                       2,217,257         2,665,589     0.0

                Insurance                  329,563    Skandia Forsakring AB Free       9,003,098        15,417,224     0.1

                Metals/Steel               887,529    Avesta Sheffield AB              8,590,616         6,643,092     0.1

                Multi-Industry             192,784    Svedala Industri AB Free         2,531,671         3,787,809     0.0

                Paper & Forest             297,445    Mo och Domsjo AB (Class B)       7,181,896         8,070,537     0.1
                Products                   642,035    Stora Kopparbergs
                                                      Bergslags AB                     7,084,794         8,881,754     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      14,266,690        16,952,291     0.2

                                                      Total Common Stocks
                                                      in Sweden                       46,445,013        63,985,303     0.5

Switzerland     Electronic Components       69,850    Societe Suisse pour la
                                                      Microelectronique
                                                      et l'Horlogerie AG
                                                      (Registered)                     9,809,595         9,184,862     0.1

                Financial Services          34,954    CS Holdings AG (Registered)      3,513,437         4,940,650     0.0

                Machinery                   12,180    Saurer AG (Registered)           5,954,865         8,082,178     0.1

                Multi-Industry             301,993    Oerlikon-Buehrle Holding Ltd.   32,057,825        38,736,472     0.3

                Pharmaceuticals             29,068    Novartis AG (Registered)        39,100,010        45,679,774     0.3

                Photographic Services        9,869    Fotolabo S.A.                    4,104,691         2,404,486     0.0

                                                      Total Common Stocks
                                                      in Switzerland                  94,540,423       109,028,422     0.8

Thailand        Holding Company          1,373,300    BEC World Public Co.,
                                                      Ltd. (Foreign)                   8,876,272         6,916,866     0.1

                                                      Total Common Stocks
                                                      in Thailand                      8,876,272         6,916,866     0.1

United          Banking                    899,577    HSBC Holdings PLC (GBP)         27,212,308        22,410,586     0.2
Kingdom                                    884,956    National Westminster
                                                      Bank PLC                         9,683,612        12,723,041     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      36,895,920        35,133,627     0.3

                Beverages                1,451,980    Cadbury Schweppes PLC           11,384,259        14,615,050     0.1

                Chemicals                  759,778    Imperial Chemical
                                                      Industries PLC                  11,810,389        11,216,511     0.1
                                         1,470,000    Inspec Group PLC                 4,431,923         5,906,242     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      16,242,312        17,122,753     0.1

                Computers                  436,453    Misys PLC                        5,613,530        11,001,208     0.1

                Conglomerates                6,250    Hanson PLC (ADR)++++ (USD)         353,583           159,375     0.0

                Energy & Related           724,323    Energy Group PLC                 7,684,595         7,381,880     0.0
                                             6,250    Energy Group PLC
                                                      (ADR)++++ (USD)                    226,417           252,344     0.0
                                                                                 ---------------   ---------------   ------
                                                                                       7,911,012         7,634,224     0.0



Merrill Lynch Global Allocation Fund, Inc., October 31, 1997


SCHEDULE OF INVESTMENTS (continued)                                                                       (in US dollars)
                                           Shares                                                     Value       Percent of
COUNTRY         Industries                  Held            Common Stocks               Cost        (Note 1a)     Net Assets
United          Environmental            1,194,500  ++Waste Management
Kingdom                                               International PLC
(concluded)                                           (ADR)++++ (USD)            $    11,101,063   $     8,212,188     0.1%

                Food & Beverage          1,498,814    Allied Domecq PLC               10,394,260        12,232,606     0.1
                                           650,505    Bass PLC                         8,302,679         9,035,858     0.1
                                           631,110    Matthew Clark PLC                6,157,510         2,593,938     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      24,854,449        23,862,402     0.2

                Glass                    3,451,777    Pilkington PLC                   6,954,694         8,743,959     0.1

                Holding Company          7,602,145    BTR PLC                         28,078,103        25,666,134     0.2

                Manufacturing--          4,731,768    LucasVarity PLC                 15,226,664        16,233,239     0.1
                Automotive Supplies

                Merchandising            1,023,673    W.H. Smith Group PLC
                                                      (Class A)                        6,255,529         6,491,446     0.0

                Metals & Mining            858,223    Rio Tinto PLC                   12,434,329        11,057,318     0.1

                Retail Stores              691,675    Signet Group PLC
                                                      (ADR)++++ (USD)                  2,194,907        10,029,288     0.1

                Retail/Food              8,235,525    Asda Group PLC                  15,096,762        21,414,671     0.1
                                         2,209,750    Sainsbury (J.) PLC              13,705,005        18,442,706     0.1
                                         2,761,101    Tesco PLC                       14,814,819        22,106,330     0.2
                                                                                 ---------------   ---------------   ------
                                                                                      43,616,586        61,963,707     0.4

                Steel                    1,500,000    British Steel PLC                4,081,599         3,975,912     0.0

                Telecommunications       2,245,417    British Telecommunications
                                                      PLC (Ordinary)                  14,760,954        17,064,091     0.1
                                         1,598,955    Cable & Wireless PLC            10,985,936        12,768,257     0.1
                                           917,333  ++Ionica PLC                       4,556,654         4,770,645     0.0
                                         2,290,000  ++Ionica PLC (r)                  10,286,966        11,832,448     0.1
                                         1,565,667    Ionica PLC (Warrants) (a)(r)            --         1,472,654     0.0
                                         4,702,580    Unilever PLC                    22,970,885        35,027,374     0.3
                                                                                 ---------------   ---------------   ------
                                                                                      63,561,395        82,935,469     0.6

                Tobacco                  2,787,884    B.A.T. Industries PLC           23,744,589        24,390,316     0.2
                                           411,705    Gallaher Group PLC               1,712,347         1,978,788     0.0
                                            12,500    Imperial Tobacco Group
                                                      PLC (ADR)++++ (USD)                238,391           149,219     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      25,695,327        26,518,323     0.2

                Utilities--Water         1,548,165    Southwest Water PLC             11,855,933        22,154,130     0.1

                                                      Total Common Stocks in
                                                      the United Kingdom             334,311,194       393,509,752     2.8

United States   Apparel                    700,000  ++Fruit of the Loom, Inc.
                                                      (Class A)                       18,572,062        18,243,750     0.2
                                           100,000    Liz Claiborne, Inc.              2,016,276         5,068,750     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      20,588,338        23,312,500     0.2

                Automobiles                165,308    Ford Motor Company               4,906,268         7,221,893     0.0
                                           150,000    General Motors Corp.             5,691,925         9,628,125     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      10,598,193        16,850,018     0.1

                Automotive                 400,000  ++Collins & Aikman Group Inc.      2,792,538         3,875,000     0.0

                Banking                    400,000    BB&T Corporation                 7,717,728        21,775,000     0.2
                                           129,500    Banknorth Group, Inc.            1,865,422         7,737,625     0.1
                                           407,100    CoreStates Financial Corp.      14,288,085        29,616,525     0.2
                                           350,000    First Chicago NBD
                                                      Corporation                     10,902,245        25,462,500     0.2
                                           900,000    First Commerce Corp.            22,726,556        57,825,000     0.4
                                           950,000  ++Golden State Bancorp Inc.       13,232,157        31,587,500     0.2
                                           770,194    Golden State Bancorp Inc.
                                                      (Warrants) (a)                          --        16,847,994     0.1
                                           900,000    KeyCorp                         26,457,055        55,068,750     0.4
                                         1,125,800    Mellon Bank Corp.               21,852,555        58,049,063     0.4
                                           397,125    Oriental Financial Group         6,989,400        10,548,633     0.0
                                           760,000    Republic New York Corp.         33,998,213        80,417,500     0.6
                                                                                 ---------------   ---------------   ------
                                                                                     160,029,416        94,936,090     2.8

                Broadcasting/Cable          49,450    People's Choice TV Corp.
                                                      (Warrants) (a)                     226,458               495     0.0

                Building Products           81,700  ++CBI Industries, Inc.             1,381,235         1,445,069     0.0
                                           567,892    Flowserve Corporation           14,089,137        16,894,787     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      15,470,372        18,339,856     0.1

                Business Data Systems    1,400,000  ++Information Resources,
                                                      Inc.+++                         16,553,312        22,750,000     0.2

                Chemicals                  300,000    The Geon Company                 5,955,557         6,506,250     0.1

                Computer Services          240,000    Electronic Data Systems Corp.    9,927,011         9,285,000     0.1

                Computer Software          225,000    Boole & Babbage, Inc.            1,329,492         6,468,750     0.0
                                         2,400,000  ++Borland International
                                                      Corp.+++                        33,535,053        22,500,000     0.2
                                                                                 ---------------   ---------------   ------
                                                                                      34,864,545        28,968,750     0.2

                Computers &                614,300  ++FileNet Corporation              8,153,432        13,821,750     0.1
                Technology                 998,000  ++Komag, Inc.                     17,615,478        17,153,125     0.1
                                           500,000  ++Stratus Computer, Inc.           9,130,512        17,687,500     0.2
                                           200,000  ++Unisys Corp.                     1,970,986         2,662,500     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      36,870,408        51,324,875     0.4

                Construction &             300,000  ++K. Hovnanian Enterprises,
                Housing                               Inc. (Class A)                   2,795,933         2,231,250     0.0

                Construction               700,000    TJ International, Inc.          12,547,379        15,837,500     0.1
                Products

                Consumer--                  90,770  ++Ascent Entertainment
                Miscellaneous                         Group, Inc.                        631,090           896,354     0.0
                                           400,000  ++Department 56, Inc.              8,951,325        12,075,000     0.1
                                                                                 ---------------   ---------------   ------
                                                                                       9,582,415        12,971,354     0.1

                Containers               1,008,000    Stone Container Corporation     12,596,036        12,159,000     0.1
                Electronics              1,600,000    Checkpoint Systems, Inc.        17,710,635        25,600,000     0.2
                                         1,050,000  ++MEMC Electronic
                                                      Materials, Inc.                 21,050,365        21,065,625     0.1
                                           750,300  ++Silicon Graphics, Inc.          12,303,605        11,020,031     0.1
                                         1,000,000  ++Silicon Valley Group, Inc.      18,066,194        28,500,000     0.2
                                                                                 ---------------   ---------------   ------
                                                                                      69,130,799        86,185,656     0.6

                Energy & Petroleum         610,900    Arch Coal, Inc.                 16,543,746        16,341,575     0.1
                                            46,400    Mitchell Energy Development
                                                      Corp. (Class A)                    675,717         1,165,800     0.0
                                           174,350    Mitchell Energy Development
                                                      Corp. (Class B)                  2,755,451         4,358,750     0.0
                                            50,000    Murphy Oil Corp.                 1,688,446         2,896,875     0.0
                                         1,500,000    Occidental Petroleum Corp.      28,058,743        41,812,500     0.3
                                           235,828  ++Plains Resources, Inc.           1,381,815         4,716,560     0.1
                                         1,440,078    Santa Fe Energy Resources,
                                                      Inc.                             7,768,521        18,811,019     0.1
                                         1,034,500  ++TransTexas Gas Corp.            14,373,642        19,655,500     0.2
                                           500,000    USX-Marathon Group               8,761,976        17,875,000     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      82,008,057       127,633,579     0.9

                Financial Services         163,600  ++American Capital
                                                      Strategies, Ltd.                 2,454,000         2,863,000     0.0



Merrill Lynch Global Allocation Fund, Inc., October 31, 1997


SCHEDULE OF INVESTMENTS (continued)                                                                       (in US dollars)
                                           Shares                                                     Value       Percent of
COUNTRY         Industries                  Held            Common Stocks               Cost        (Note 1a)     Net Assets
United States   Forest Products             14,300    Deltic Timber Corporation  $       392,321   $       403,081     0.0%
(continued)
                Gaming                   1,235,000  ++Scientific Games
                                                      Holdings Corp. (c)+++           27,568,304        26,629,688     0.2

                Health Care                600,000  ++Oxford Health Plans, Inc.       16,429,590        15,487,500     0.1
                Cost Containment

                Healthcare Services        360,000  ++Advocat, Inc.+++                 3,422,500         3,555,000     0.0
                                            90,000    Allegiance Corporation             760,858         2,497,500     0.0
                                           450,000    Baxter International, Inc.       9,088,023        20,812,500     0.1
                                         1,600,000  ++Beverly Enterprises, Inc.       18,056,405        23,900,000     0.2
                                           600,000    Columbia/HCA Healthcare
                                                      Corp.                           17,051,556        16,950,000     0.1
                                           700,000  ++Humana, Inc.                    13,206,455        14,700,000     0.1
                                         1,225,740    US Surgical Corp.               27,641,430        33,018,371     0.3
                                           185,600    United Healthcare
                                                      Corporation                      6,009,630         8,595,600     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      95,236,857       124,028,971     0.9

                Industrial                 100,000  ++American Standard, Inc.          2,986,000         3,575,000     0.0
                                            15,000    Bar Technologies Ltd.
                                                      (Warrants) (a)                     838,256           750,000     0.0
                                           179,802    Cooper Industries, Inc.          6,534,892         9,372,179     0.1
                                         2,830,246  ++Crown Packaging Holdings
                                                      Ltd. (q)                         1,433,657            28,302     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      11,792,805        13,725,481     0.1

                Insurance                  200,000    ACE, Ltd.                        7,051,748        18,587,500     0.1
                                           350,000    Aetna Inc.                      28,167,500        24,871,875     0.2
                                           510,000    American General Corp.          13,187,448        26,010,000     0.2
                                           114,000    The Hartford Financial
                                                      Services Group Inc.              4,188,594         9,234,000     0.0
                                           387,500    Horace Mann Educators, Inc.      9,196,189        21,796,875     0.2
                                           400,200    Lincoln National Corp.          14,468,475        27,513,750     0.2
                                           350,000    PartnerRe Holdings, Ltd.         6,790,237        14,350,000     0.1
                                         1,927,500  ++Risk Capital Holdings
                                                      Inc.+++                         33,900,906        41,923,125     0.3
                                                                                 ---------------   ---------------   ------
                                                                                     116,951,097       184,287,125     1.3

                Manufacturing              200,000    ITT Industries Inc.              4,175,065         6,312,500     0.0

                Metals & Mining            305,000    Aluminum Co. of America         13,814,815        22,265,000     0.2
                                         1,100,000    Battle Mountain Gold Company     7,231,967         6,737,500     0.1
                                           624,500    Commonwealth Industries Inc.    11,725,173        10,772,625     0.1
                                         1,350,000    Lukens Inc.+++                  25,689,657        24,300,000     0.2
                                           600,000  ++National Steel Corp.             5,445,549         9,900,000     0.1
                                           600,000    Newmont Mining Corporation      23,399,952        21,000,000     0.1
                                           400,000    Nucor Corporation               18,363,133        20,900,000     0.1
                                           132,800    Reynolds Metals Co.              5,801,771         8,092,500     0.0
                                                                                 ---------------   ---------------   ------
                                                                                     111,472,017       123,967,625     0.9

                Multi-Industry              90,000    Loews Corp.                      3,984,675        10,051,875     0.1

                Multimedia &               512,800  ++U S West Media Group             7,933,766        12,948,200     0.1
                Telecommunications          20,000    Unifi Communications Inc.
                                                      (Warrants) (a)(q)                1,166,800           400,000     0.0
                                                                                 ---------------   ---------------   ------
                                                                                       9,100,566        13,348,200     0.1

                Natural Resources          349,765  ++Alumax, Inc.                     7,240,312        11,367,362     0.1
                                           210,519    Freeport-McMoRan Copper
                                                      & Gold Inc. (Class B)            3,665,657         5,026,141     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      10,905,969        16,393,503     0.1

                Oil Services               200,000    Diamond Offshore
                                                      Drilling Inc.                    5,150,000        12,450,000     0.1
                                         2,500,000  ++Noble Drilling Corp.            16,505,558        88,906,250     0.6
                                           150,000    Tidewater Inc.                   5,807,066         9,853,125     0.1
                                           150,000  ++Western Atlas, Inc.              9,013,408        12,928,125     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      36,476,032       124,137,500     0.9

                Paper                      160,200    Boise Cascade Corporation        4,225,000         5,546,925     0.0
                                           265,316    Fort James Corporation           4,971,450        10,529,729     0.1
                                           240,000    Louisiana-Pacific Corp.          5,273,733         5,040,000     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      14,470,183        21,116,654     0.1

                Petroleum                  707,031    Monterey Resources, Inc.         6,627,069        14,096,431     0.1

                Pharmaceuticals/           250,000  ++Alteon, Inc.                     1,968,199         1,578,125     0.0
                Biotechnology

                Photography                160,000    Eastman Kodak Company            8,746,145         9,580,000     0.1

                Pollution Control        1,246,900  ++Waste Management Inc.           31,997,538        29,146,287     0.2

                Publishing                 250,000    Gannett Co., Inc.                5,935,736        13,140,625     0.1
                                           201,500    New York Times Co. (Class A)     4,801,503        11,032,125     0.1
                                           350,000    Reader's Digest Association,
                                                      Inc. (Class A)                   8,229,300         7,962,500     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      18,966,539        32,135,250     0.2

                Real Estate              2,574,465  ++Catellus Development Corp.      22,351,219        44,248,617     0.3

                Real Estate                730,000    Ambassador Apartments Inc.      11,272,615        15,649,375     0.1
                Investment                 446,800    Imperial Credit Commercial
                Trusts                                Mortgage Investment Corp.        6,702,000         7,316,350     0.1
                                           661,300    Mid-America Realty
                                                      Investments+++                   6,444,676         6,902,319     0.1
                                         1,839,825    Prime Retail, Inc.+++           21,062,587        27,482,386     0.2
                                           400,000    Taubman Centers, Inc.            3,641,641         5,000,000     0.0
                                            50,000    Walden Residential
                                                      Properties, Inc.                 1,418,750         1,400,000     0.0
                                           920,000    Walden Residential
                                                      Properties, Inc.
                                                      (Warrants) (a)                   1,125,068         1,150,000     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      51,667,337        64,900,430     0.5


                Restaurants              1,500,000  ++Brinker International, Inc.     16,515,025        21,000,000     0.1
                                           500,000  ++Buffets, Inc.                    5,071,633         5,187,500     0.0
                                         2,100,000    Darden Restaurants Inc.         15,622,713        23,887,500     0.2
                                                                                 ---------------   ---------------   ------
                                                                                      37,209,371        50,075,000     0.3

                Retail                     206,500  ++Coinstar Inc. (q)                  311,636         2,039,187     0.0
                                         1,295,000  ++Ugly Duckling Corporation       18,183,750        15,378,125     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      18,495,386        17,417,312     0.1

                Retail Stores              608,500    Baker (J.), Inc.                10,187,765         4,335,562     0.0
                                           416,900  ++Buttrey Food & Drug
                                                      Stores Co.                       3,241,636         4,585,900     0.0
                                         1,110,000  ++Filene's Basement Corp.+++      10,092,619         8,116,875     0.1
                                           700,000    The Limited, Inc.               12,951,591        16,493,750     0.1
                                           361,800  ++Payless Cashways, Inc.           3,975,907            65,124     0.0
                                           400,000    Sotheby's Holdings, Inc.
                                                      (Class A)                        4,879,559         7,500,000     0.1
                                           700,000  ++Toys 'R' Us, Inc.               16,081,734        23,843,750     0.2
                                                                                 ---------------   ---------------   ------
                                                                                      61,410,811        64,940,961     0.5

                Savings Banks              274,796    Downey Savings & Loan
                                                      Association                      2,516,927         7,213,395     0.0
                                           477,405    Sovereign Bancorp, Inc.          1,552,137         8,473,939     0.1
                                                                                 ---------------   ---------------   ------
                                                                                       4,069,064        15,687,334     0.1



Merrill Lynch Global Allocation Fund, Inc., October 31, 1997


SCHEDULE OF INVESTMENTS (continued)                                                                       (in US dollars)
                                           Shares                                                     Value       Percent of
COUNTRY         Industries                  Held            Common Stocks               Cost        (Note 1a)     Net Assets
United States   Telecommunications         642,800  ++360 Communications
(concluded)                                           Company                    $     9,933,360   $    13,579,150     0.1%
                                           200,000    AT&T Corp.                       6,268,550         9,787,500     0.1
                                           300,000  ++AirTouch Communications,
                                                      Inc.                             6,812,219        11,587,500     0.1
                                            27,750    American Telecasting Inc.
                                                      (Warrants) (a)                          --               277     0.0
                                            32,037  ++CS Wireless Systems, Inc.          123,681               320     0.0
                                         1,375,800  ++CellNet Data Systems, Inc.      12,252,498        13,328,062     0.1
                                           185,700    Comsat Corp.                     3,677,677         4,247,887     0.0
                                           800,000  ++DSC Communications Corp.        12,249,518        19,500,000     0.1
                                           500,000    Frontier Corporation             8,023,581        10,812,500     0.1
                                         1,104,500    GTE Corp.                       45,189,166        46,872,219     0.3
                                         1,287,800  ++General Communication, Inc.
                                                      (Class A)+++                     9,336,550         9,658,500     0.1
                                         1,094,100  ++Geotek Communications, Inc.      5,883,636         3,897,731     0.0
                                         3,000,000    Geotek Communications, Inc.
                                                      (Warrants) (a)(q)               14,200,634         1,500,000     0.0
                                         1,600,000  ++Glenayre Technologies, Inc.     21,915,406        20,600,000     0.1
                                            75,140  ++Nextel Communications Inc.       1,212,489         1,972,425     0.0
                                         1,611,800  ++PLD Telekom Inc.                10,028,238        12,491,450     0.1
                                           810,000  ++QUALCOMM, Inc.                  41,047,522        45,663,750     0.3
                                           225,000  ++Telegroup Inc.                   2,250,000         2,418,750     0.0
                                            47,000    United USN Inc. (Warrants)
                                                      (a)(q)                           5,840,131         5,734,000     0.1
                                         1,255,000  ++Western Wireless Corporation    15,610,218        22,276,250     0.2
                                            18,315    Wireless One, Inc.
                                                      (Warrants) (a)                      18,315             4,579     0.0
                                                                                 ---------------   ---------------   ------
                                                                                     231,873,389       255,932,850     1.8

                Textiles                 2,825,200  ++Burlington Industries,
                                                      Inc.+++                         37,451,653        42,201,425     0.3

                Transportation             900,000    J.B. Hunt Transport
                                                      Services, Inc.                  12,600,052        13,837,500     0.1

                Utilities                4,004,680    Citizens Utilities Company
                                                      (Class B)                       35,740,884        39,796,507     0.3
                                         1,404,400    Potomac Electric Power
                                                      Company                         31,388,446        31,511,225     0.2
                                                                                 ---------------   ---------------   ------
                                                                                      67,129,330        71,307,732     0.5

                Utilities--              1,250,000    Allegheny Power System, Inc.    27,315,551        35,312,500     0.3
                Electric                   115,650    Atmos Energy Corp.               1,445,257         2,920,162     0.0
                & Gas                       47,570    BayCorp Holdings, Ltd.           2,549,753           356,775     0.0
                                           125,000    CMS Energy Corp.                 2,290,025         4,562,500     0.0
                                         1,101,000    Centerior Energy Corp.          12,953,094        14,313,000     0.1
                                           603,100    Central and South West
                                                      Corporation                     11,630,764        13,004,344     0.1
                                           100,000    Consolidated Edison
                                                      Company, Inc.                    2,923,495         3,425,000     0.0
                                         4,512,285  ++El Paso Electric Company+++     23,689,496        28,483,799     0.2
                                         1,780,000    Entergy Corp.                   47,516,856        43,498,750     0.3
                                           475,000    FPL Group, Inc.                 14,363,265        24,551,562     0.2
                                         2,177,900    Houston Industries, Inc.        43,848,083        47,369,325     0.3
                                         1,500,000  ++Niagara Mohawk Power Corp.      23,789,306        14,531,250     0.1
                                         1,144,600    Texas Utilities Co.             36,647,663        41,062,525     0.3
                                         1,148,800    Unicom Corporation              27,549,620        32,166,400     0.2
                                                                                 ---------------   ---------------   ------
                                                                                     278,512,228       305,557,892     2.1

                                                      Total Common Stocks in
                                                      the United States            1,855,021,578     2,548,563,022    18.0


                                                      Total Investments in
                                                      Common Stocks                4,249,011,453     5,234,934,167    37.0

                                                        Equity Closed-End Funds

Austria         Financial Services         320,000    Austria Fund (USD)               2,642,432         3,040,000     0.0

                                                      Total Equity Closed-End
                                                      Funds in Austria                 2,642,432         3,040,000     0.0

Indonesia       Financial Services          25,600    Jakarta Growth Fund (USD)          158,080           144,000     0.0

                                                      Total Equity Closed-End
                                                      Funds in Indonesia                 158,080           144,000     0.0

Ireland         Financial Services         150,000    Irish Investment Fund,
                                                      Inc. (USD)                       1,086,041         2,362,500     0.0

                                                      Total Equity Closed-End
                                                      Funds in Ireland                 1,086,041         2,362,500     0.0

Italy           Financial Services         150,000    Italy Fund (USD)                 1,198,520         1,425,000     0.0

                                                      Total Equity Closed-End
                                                      Funds in Italy                   1,198,520         1,425,000     0.0

South Korea     Financial Services         125,000  ++The Fidelity Advisor
                                                      Korea Fund (USD)                 1,088,750           601,562     0.0
                                           200,000  ++Korea Equity Fund (USD)          1,369,598           737,500     0.0
                                         1,400,528  ++Korea Fund, Inc. (USD)          19,847,163        11,466,823     0.1
                                           200,000  ++Korean Invesment Fund,
                                                      Inc. (USD)                       1,561,000           887,500     0.0

                                                      Total Equity Closed-End
                                                      Funds in South Korea            23,866,511        13,693,385     0.1

Spain           Financial Services         300,100    Growth Fund of Spain,
                                                      Inc. (USD)                       2,630,827         4,651,550     0.1

                                                      Total Equity Closed-End
                                                      Funds in Spain                   2,630,827         4,651,550     0.1


                                                      Total Investments in
                                                      Equity Closed-End Funds         31,582,411        25,316,435     0.2


                                                          Preferred Stocks

Australia       Publishing                 600,000    The News Corporation Ltd.
                                                      (ADR)++++ (USD)                 10,451,056        10,650,000     0.1

                                                      Total Preferred Stocks
                                                      in Australia                    10,451,056        10,650,000     0.1

Austria         Banking                    203,400  ++Bank Austria Finance Inc.        6,298,337         9,305,004     0.1

                                                      Total Preferred Stocks
                                                      in Austria                       6,298,337         9,305,004     0.1

Germany         Chemicals                  494,411    Henkel KGaA                     20,929,927        25,725,123     0.2

                Multi-Industry             450,000    RWE AG                           8,725,424        16,272,310     0.1

                                                      Total Preferred Stocks
                                                      in Germany                      29,655,351        41,997,433     0.3

New Zealand     Financial Services       3,085,700    Brierly Investments,
                                                      Ltd. (9% Convertible)            1,988,414         2,116,327     0.0

                                                      Total Preferred Stocks
                                                      in New Zealand                   1,988,414         2,116,327     0.0

Norway          Financial Services         175,000    A/S Eksportfinans (8.70%
                                                      Convertible) (USD)               4,377,500         4,725,000     0.0

                                                      Total Preferred Stocks
                                                      in Norway                        4,377,500         4,725,000     0.0

Portugal        Banking                    966,528    BCP International Bank
                                                      (8% Convertible) (USD)          58,597,712        70,435,728     0.5

                                                      Total Preferred Stocks
                                                      in Portugal                     58,597,712        70,435,728     0.5

Spain           Banking                    225,000    Santander Overseas Bank
                                                      (8% Convertible, Series D)
                                                      (USD)                            5,463,250         5,864,062     0.0

                                                      Total Preferred Stocks
                                                      in Spain                         5,463,250         5,864,062     0.0



Merrill Lynch Global Allocation Fund, Inc., October 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                       (in US dollars)
                                           Shares                                                     Value       Percent of
COUNTRY         Industries                  Held           Preferred Stocks             Cost        (Note 1a)     Net Assets
United States   Banking                    870,000    California Federal Bank
                                                      (9.125%, Series A)         $    21,735,500   $    23,109,375     0.2%
                                            55,000    California Federal Bank
                                                      (10.625%, Series B)              5,500,000         5,940,000     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      27,235,500        29,049,375     0.2

                Cable Television         1,000,000  ++Diva Systems Corp.
                                                      (Convertible, Series C) (r)      8,410,000        11,000,000     0.1
                                         1,000,000  ++Diva Systems Corp.
                                                      (Convertible, Series D) (q)     11,440,000        11,000,000     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      19,850,000        22,000,000     0.2

                Financial Services         619,900    Golden State Bancorp Inc.
                                                      (8.75% Convertible,
                                                      Series E)                       15,070,337        51,451,700     0.4

                Natural Resources          150,000    Cyprus Amax Minerals Co.
                                                      (Convertible, Series A)          9,188,313         7,075,500     0.0
                                           348,700    Freeport-McMoRan Copper &
                                                      Gold, Inc. (Convertible)         7,918,834         8,804,675     0.1
                                           219,000    Freeport-McMoRan Inc.
                                                      (Convertible--Gold)              7,703,330         6,159,375     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      24,810,477        22,039,550     0.1

                Real Estate                400,000    Crown American Realty
                Investment                            Trust (11%, Series A)           20,000,000        21,700,000     0.1
                Trusts                     139,200    First Union Real Estate
                                                      Investments (8.40%
                                                      Convertible, Series A)           3,480,000         7,308,000     0.1
                                           350,000    National Health Investors,
                                                      Inc. (8.50% Convertible)         8,750,000        12,075,000     0.1
                                           717,500    Prime Retail, Inc.
                                                      10.50%)+++                      16,366,161        19,193,125     0.1
                                         1,078,000    Walden Residential
                                                      Properties, Inc. (9.20%,
                                                      Series S)                       26,269,636        27,623,750     0.2
                                                                                 ---------------   ---------------   ------
                                                                                      74,865,797        87,899,875     0.6

                Steel                    2,442,500    Rouge/Worthington
                                                      Industries, Inc.
                                                      (Convertible, Series DECS)      38,015,300        38,469,375     0.3

                Utilities                   77,600    Citizens Utilities Company
                                                      (5% Convertible)                 3,398,931         3,686,000     0.0

                                                      Total Preferred Stocks
                                                      in the United States           203,246,342       254,595,875     1.8


                                                      Total Investments in
                                                      Preferred Stocks               320,077,962       399,689,429     2.8


                            Currency       Face
                          Denomination    Amount          Fixed-Income Securities

Argentina       Banking                               Banco Rio de la Plata S.A.:
                             USD        45,000,000       8.75% due 12/15/2003         36,900,950        44,550,000     0.3
                             USD        30,000,000       (Class 3), 8.50% due
                                                         7/15/1998                    30,225,000        29,400,000     0.2
                                                                                 ---------------   ---------------   ------
                                                                                      67,125,950        73,950,000     0.5

                Government   USD        38,000,000    City of Buenos Aires,
                Obligations                           11.25% due 4/11/2007 (q)        37,715,000        37,240,000     0.3
                                                      Republic of Argentina (p):
                             USD       191,500,000       9.75% due 9/19/2027         156,380,000       155,115,000     1.1
                             USD        98,400,000       Floating Rate Bonds,
                                                         Series L, 6.678% due
                                                         3/31/2005 (d)                72,934,800        84,132,000     0.6
                             USD        80,000,000       Floating Rate Discount
                                                         Notes, 6.875%
                                                         due 3/31/2023                54,779,110        63,296,000     0.5
                             USD        85,000,000       Global Bonds, 11.375%
                                                         due 1/30/2017                82,988,125        82,875,000     0.6
                             USD        30,000,000       Par 'L' Bonds, 5.50%
                                                         due 3/31/2023                18,700,565        20,400,000     0.1
                                                                                 ---------------   ---------------   ------
                                                                                     423,497,600       443,058,000     3.2

                                                      Total Fixed-Income
                                                      Securities in Argentina        490,623,550       517,008,000     3.7

Australia       Mining       USD        11,500,000    Murrin Murrin Holdings
                                                      Property, 9.375%
                                                      due 8/31/2007 (q)               11,500,000        11,787,500     0.1

                                                      Total Fixed-Income
                                                      Securities in Australia         11,500,000        11,787,500     0.1

Brazil          Government   USD        35,000,000    Brazil Exit Bonds, 6% due
                Obligations                           9/15/2013 (p)                   19,912,221        25,550,000     0.2
                                                      Republic of Brazil:
                             USD         3,469,700       Floating Rate Bonds,
                                                         6.687% due 1/01/2001 (d)      2,367,996         3,190,389     0.0
                             USD        71,500,000       Global Bonds, 10.125%
                                                         due 5/15/2027 (p)            50,235,000        53,982,500     0.4
                             USD        10,000,000       Par `L' Bonds, 5% due
                                                         4/15/2024 (p)                 6,100,000         6,500,000     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      78,615,217        89,222,889     0.6

                Metals       USD        31,500,000    CSN Panama Iron S.A.,
                                                      9.125% due 6/01/2007            30,135,000        25,830,000     0.2

                Natural      USD         5,000,000    Companhia Vale Do Rio Doce,
                Resources                             10% due 4/02/2004 (q)            4,993,860         4,875,000     0.0

                Utilities    USD        28,500,000    Espirito Santo--Escelsa,
                                                      10% due 7/15/2007 (q)           28,464,375        25,650,000     0.2

                                                      Total Fixed-Income
                                                      Securities in Brazil           142,208,452       145,577,889     1.0

Canada          Cable/       CAD         7,545,000    Rogers Cablesystem Inc.,
                Telecom-                              9.65% due 1/15/2014              4,397,424         5,610,412     0.0
                munications  CAD         5,000,000    Rogers Communications Inc.,
                                                      Convertible Bonds,
                                                      7.50% due 9/01/1999              3,394,000         3,522,751     0.0
                                                                                 ---------------   ---------------   ------
                                                                                       7,791,424         9,133,163     0.0

                Industrial-- USD        28,000,000    Ainsworth Lumber Company,
                Services                              12.50% due 7/15/2007 (q) (s)    27,226,640        28,280,000     0.2

                Natural      USD        10,500,000    Sifto Canada, Inc., 8.50%
                Resources                             due 7/15/2000                   10,352,688        10,605,000     0.1

                Paper &      CAD         2,000,000    MacMillan Bloedel Limited,
                Forest Products                       Convertible Bonds, 5% due
                                                      5/01/2007                        1,024,416         1,263,576     0.0

                Real Estate  CAD        16,501,370    First Place Tower, Inc.,
                                                      Convertible Bonds, 10.28%
                                                      due 12/15/2015 (e)              26,352,962        42,170,038     0.3

                                                      Total Fixed-Income
                                                      Securities in Canada            72,748,130        91,451,777     0.6

Cayman Islands  Financial    USD        37,000,000    APP Global Finance (V)
                Services                              Ltd., 2% due 7/25/2000 (q)      37,406,500        34,780,000     0.3
                             USD        17,250,000    Guangdong Investment
                                                      Finance Inc., 1% due
                                                      7/07/2002                       15,569,375        15,697,500     0.1

                                                      Total Fixed-Income
                                                      Securities in the
                                                      Cayman Islands                  52,975,875        50,477,500     0.4

China           Financial    USD        12,750,000    Shangai Investment Holding
                Services                              Co., 1% due 6/12/2002           11,681,250        12,144,375     0.1

                Industrial   USD         1,750,000    Huaneng Power International
                                                      PLC, 1.75% due 5/21/2004         1,607,500         1,662,500     0.0

                                                      Total Fixed-Income
                                                      Securities in China             13,288,750        13,806,875     0.1

France          Automobiles  FRF             5,500    Peugeot S.A., Convertible
                                                      Bonds, 2% due 1/01/2001            992,341         1,101,813     0.0

                Banking      ECU         2,000,000    Credit Local de France,
                                                      0% due 10/16/2001 (b)            1,994,211         1,857,265     0.0
                             FRF            58,000    Societe Generale de France
                                                      S.A., Convertible Bonds,
                                                      3.50% due 1/01/2000 (g)          7,499,838         8,269,905     0.1
                                                                                 ---------------   ---------------   ------
                                                                                       9,494,049        10,127,170     0.1

                Financial    USD           230,000    Societe Fonciere Lyonnaise
                Services                              S.A., Convertible Bonds,
                                                      4% due 10/31/2004               31,087,057        31,637,467     0.2

                Industrial   FRF            30,000    Alcatel Alsthom, Convertible
                                                      Bonds, 2.50% due 1/01/2004       3,926,887         4,964,441     0.0

                Insurance    FRF            35,500    Finaxa, Convertible Bonds,
                                                      3% due 1/01/2001                 9,060,172        10,622,290     0.1

                                                      Total Fixed-Income
                                                      Securities in France            54,560,506        58,453,181     0.4



Merrill Lynch Global Allocation Fund, Inc., October 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                       (in US dollars)
                               Currency     Face                                                      Value       Percent of
COUNTRY         Industries  Denominations  Amount      Fixed-Income Securities          Cost        (Note 1a)     Net Assets
Germany         Banking      DEM         2,310,000    Commerzbank AG, Floating
                                                      Rate Convertible
                                                      Bonds, 0% due
                                                      6/15/2001 (b)              $     1,556,456   $     3,679,670     0.0%
                             USD         5,000,000    Landes Kredit Bank, 7.875%
                                                      due 4/15/2004                    4,972,067         5,465,750     0.1
                             USD        13,750,000    Nordeutsche Landesbank
                                                      Girozentrale,
                                                      3% due 2/11/2003                12,600,000        12,581,250     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      19,128,523        21,726,670     0.2

                Building     USD        41,100,000    Tarkett AG, 9% due
                Materials                             3/01/2002                       39,413,750        41,511,000     0.3

                Financial    USD         5,875,000    Veba International
                Services                              Finance (with Warrants),
                                                      6% due 4/06/2000 (a)             2,965,841         5,833,875     0.0

                Government                            Bundesrepublik Deutscheland:
                Obligations  DEM        31,000,000       5.75% due 8/20/1998          22,444,131        18,278,123     0.1
                             DEM       215,500,000       7.375% due 1/03/2005        140,126,980       139,791,233     1.0
                                                                                 ---------------   ---------------   ------
                                                                                     162,571,111       158,069,356     1.1

                Government   DEM        55,000,000    Freie Hansestadt Hamburg,
                Obligations--                         6.08% due 11/29/2018            31,730,765        32,870,182     0.2
                Regional     DEM        64,000,000    Land Baden-Wuerttemberg,
                                                      6.20% due 11/22/2013            37,148,769        38,769,839     0.3
                             DEM       170,500,000    Land Hessen, 6% due
                                                      11/29/2013 (c)                  98,586,862       101,709,232     0.7
                             DEM       110,000,000    Mecklenberg-Vorpommern,
                                                      6.15% due 6/16/2023 (c)         61,012,437        65,036,916     0.5
                             DEM       134,950,000    Nordrhein-Westfalen, 6.125%
                                                      due 12/21/2018 (c)              77,420,913        80,886,838     0.6
                                                      Rheinland-Pfalz:
                             DEM        33,000,000       5.75% due 2/24/2014          18,324,663        19,607,000     0.1
                             DEM        64,000,000       6.08% due 11/29/2018         36,935,547        38,174,525     0.3
                             DEM        47,000,000    Sachsen-Anhalt, 6% due
                                                      1/10/2014                       26,915,615        27,733,853     0.2
                                                                                 ---------------   ---------------   ------
                                                                                     388,075,571       404,788,385     2.9

                Industrial   USD         1,000,000    Siemens Capital Corp.
                                                      (with Warrants),
                                                      8% due 6/24/2002 (a)             1,318,750         1,854,100     0.0

                                                      Total Fixed-Income
                                                      Securities in Germany          613,473,546       633,783,386     4.5

Hong Kong       Banking      USD        17,500,000    Bank of East Asia, Convertible
                                                      Bonds, 2% due 7/19/2003 (n)     20,833,400        17,806,250     0.1
                             USD        11,500,000    First Pacific Company Ltd.,
                                                      2% due 3/27/2002                10,759,600        10,810,000     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      31,593,000        28,616,250     0.2

                Real Estate  USD        24,980,000    Hysan Development
                                                      Company Limited,
                                                      Convertible Bonds, 6.75%
                                                      due 6/01/2000 (n)               29,762,300        24,730,200     0.2
                             USD        19,000,000    Sino Land Company Ltd.,
                                                      Convertible Bonds,
                                                      5% due 2/26/2001 (n)            18,316,875        16,435,000     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      48,079,175        41,165,200     0.3

                                                      Total Fixed-Income
                                                      Securities in Hong Kong         79,672,175        69,781,450     0.5

India           Chemicals    USD        22,500,000    Indian Petrochemicals Ltd.,
                                                      2.50% due 3/11/2002 (q)         23,009,062        22,050,000     0.2
                             USD        30,250,000    Indian Petrochemicals Ltd.,
                                                      2.50% due 3/11/2002
                                                      (Regulation S)                  30,516,342        29,645,000     0.2

                                                      Total Fixed-Income
                                                      Securities in India             53,525,404        51,695,000     0.4

Indonesia       Paper &      USD        19,500,000    APP International Finance,
                Forest                                11.75% due 10/01/2005           19,500,000        19,792,500     0.1
                Products

                                                      Total Fixed-Income Securities
                                                      in Indonesia                    19,500,000        19,792,500     0.1

Italy           Government   USD         5,000,000    Republic of Italy, 8.75%
                Obligations                           due 2/08/2001                    5,373,050         5,437,500     0.0
                             USD        32,985,000    Republic of Italy/INA,
                                                      Convertible Bonds,
                                                      5% due 6/28/2001                32,779,000        35,293,950     0.3

                                                      Total Fixed-Income
                                                      Securities in Italy             38,152,050        40,731,450     0.3

Japan           Banking      USD        13,250,000    Bank of Tokyo-Mitsubishi
                                                      Convertible Bonds,
                                                      3% due 11/30/2002               13,300,625        13,541,500     0.1

                Beverages    JPY     1,268,000,000    Kinki Coca-Cola Bottling
                                                      Co., Ltd., #1 Convertible
                                                      Bonds, 0.85% due 12/30/2003     11,282,608        10,495,466     0.1
                             JPY     1,408,000,000    Sanyo Coca-Cola Bottling
                                                      Inc., #1 Convertible Bonds,
                                                      0.90% due 6/30/2003             12,966,065        11,150,620     0.1
                             JPY       479,000,000    Shikoku Coca-Cola Bottling
                                                      Co., Ltd., #1 Convertible
                                                      Bonds, 2.40% due 3/29/2002       4,558,416         4,207,836     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      28,807,089        25,853,922     0.2

                Capital      JPY       500,000,000    Kawasaki Heavy Industries,
                Goods                                 Convertible Bonds,
                                                      0.50% due 9/30/1998              4,566,161         4,117,794     0.0

                Chemicals    USD         4,700,000    Shin-Etsu Chemical Co.,
                                                      Ltd., Convertible Bonds
                                                      (with Warrants), 3.375%
                                                      due 8/08/2000 (a)                3,274,060         4,361,130     0.1
                                                      Shin-Etsu Chemical Co.,
                                                      Ltd., Convertible Bonds:
                             JPY       148,000,000       #5, 1.30% due 3/31/1999       1,577,446         2,052,375     0.0
                             JPY       301,000,000       #6, 0.40% due 9/30/2005       2,987,802         3,851,077     0.0
                                                                                 ---------------   ---------------   ------
                                                                                       7,839,308        10,264,582     0.1

                Electrical   JPY     1,204,000,000    Matsushita Electric
                Equipment                             Works, Ltd., #9 Convertible
                                                      Bonds, 1% due 11/30/2005        12,091,160        10,516,596     0.1

                Electronics  JPY       650,000,000    Matsushita Electric
                                                      Industrial Co., Ltd.,
                                                      #5 Convertible Bonds, 1.30%
                                                      due 3/29/2002                    6,133,347         6,921,221     0.0

                Financial    JPY     5,313,000,000    Fuji International
                Services                              Finance Trust, 0.25%
                                                      due 2/01/2002                   37,032,237        35,579,112     0.2
                             JPY     3,528,000,000    Sumitomo Bank International
                                                      Finance NV,
                                                      Convertible Bonds, 0.75%
                                                      due 5/31/2001                   30,168,480        29,240,050     0.2
                                                                                 ---------------   ---------------   ------
                                                                                      67,200,717        64,819,162     0.4

                Government   JPY    17,395,000,000    Japanese Government Bond
                Obligations                           #112 (10-Year Issue),
                                                      5% due 9/21/1998               149,822,891       150,420,951     1.1

                Insurance    JPY       456,000,000    Mitsui Marine & Fire
                                                      Insurance Co., Ltd.,
                                                      #3 Convertible Bonds,
                                                      0.70% due 3/31/2003              3,786,983         3,728,874     0.0
                             JPY       117,000,000    Nichido Fire & Marine
                                                      Insurance Co., Ltd.,
                                                      #5 Convertible Bonds,
                                                      1% due 3/31/2003                 1,109,381         1,002,496     0.0
                                                      Nisshin Fire & Marine
                                                      Insurance Co., Ltd.,
                                                      Convertible Bonds:
                             JPY       800,000,000       #1, 0.65% due 3/31/2004       6,412,341         6,056,069     0.1
                             JPY     1,572,000,000       #2, 0.75% due 3/31/2006      12,292,248        11,481,707     0.1
                                                      Sumitomo Marine & Fire
                                                      Insurance Co., Ltd.,
                                                      Convertible Bonds:
                             JPY       300,000,000       #3, 1.10% due 3/29/2002       2,522,005         3,007,237     0.0
                             JPY     1,527,000,000       #4, 1.20% due 3/31/2004      13,104,977        14,862,241     0.1
                             JPY       588,000,000    Yasuda Fire & Marine
                                                      Insurance Co., Ltd.,
                                                      #3 Convertible Bonds,
                                                      0.60% due 3/30/2001              4,903,719         4,915,897     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      44,131,654        45,054,521     0.3

                Pharma-      JPY     4,000,000,000    Yamanouchi Pharmaceutical
                ceuticals                             Co., Ltd., Convertible
                                                      Bonds, 1.625% due
                                                      3/31/2000 (n)                   41,915,632        39,763,747     0.3

                                                      Total Fixed-Income
                                                      Securities in Japan            375,808,584       371,273,996     2.6


SCHEDULE OF INVESTMENTS (continued)                                                                       (in US dollars)
                               Currency     Face                                                      Value       Percent of
COUNTRY         Industries  Denominations  Amount      Fixed-Income Securities          Cost        (Note 1a)     Net Assets
Malaysia        Telecommuni-                          Telekom Malaysia BHD,
                cations                               Convertible Bonds:
                             USD         3,000,000       4% due 10/03/2004 (q)   $     2,523,750   $     2,415,000     0.0%
                             USD        49,500,000       4% due 10/03/2004
                                                         (Regulation S)               43,761,775        39,847,500     0.3

                                                      Total Fixed-Income
                                                      Securities in Malaysia          46,285,525        42,262,500     0.3

Mexico          Government   USD        54,000,000    United Mexican States,
                Obligations                           11.50% due 5/15/2026 (p)        55,695,000        57,445,200     0.4

                Oil &                                 Petroleos Mexicanos:
                Related      USD        45,150,000       8.625% due 12/01/2023 (r)    25,007,000        36,684,375     0.2
                             USD         9,000,000       9.50% due 9/15/2027 (q)       8,989,470         8,100,000     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      33,996,470        44,784,375     0.3

                                                      Total Fixed-Income
                                                      Securities in Mexico            89,691,470       102,229,575     0.7

New Zealand     Government   NZD        44,000,000    New Zealand Index Linked
                Obligations                           Notes, 4.50% due 2/15/2016      27,358,590        26,981,339     0.2

                                                      Total Fixed-Income
                                                      Securities in New Zealand       27,358,590        26,981,339     0.2

Philippines     Financial    PHP        13,000,000    AC International Finance,
                Services                              0% due 12/08/2000 (b)            9,911,909         9,750,000     0.1

                                                      Total Fixed-Income
                                                      Securities in the Philippines    9,911,909         9,750,000     0.1

Russia          Telecommuni-                          PLD Telekom, Inc.,
                cations                               Convertible Bonds:
                             USD        74,500,000       0/14% due 6/01/2004
                                                         (b)(j)(q)                    64,663,486        71,520,000     0.5
                             USD        18,700,000       9% due 6/01/2006 (j)(q)      18,756,250        22,635,415     0.2

                                                      Total Fixed-Income
                                                      Securities in Russia            83,419,736        94,155,415     0.7

Singapore       Industrial                            Keppel Corporation Limited,
                                                      Convertible Bonds:
                             USD         2,500,000       1.50% due 5/02/2001           2,060,000         2,050,000     0.0
                             USD        50,000,000       2% due 8/12/2002 (q)         49,872,500        45,750,000     0.3
                             USD         2,250,000       2% due 8/12/2002
                                                         (Regulation S)                2,123,125         2,058,750     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      54,055,625        49,858,750     0.3

                Retail       USD        12,000,000    Dairy Farm International
                                                      Holdings Ltd. (Convertible
                                                      Preferred), 6.50% due
                                                      5/10/2049                        9,525,875         9,000,000     0.1

                                                      Total Fixed-Income
                                                      Securities in Singapore         63,581,500        58,858,750     0.4

South Africa    Metals       ZAL        21,520,000    Samancor Ltd., Convertible
                                                      Bonds, 7% due 6/30/2004         20,753,175        20,659,200     0.1

                                                      Total Fixed-Income
                                                      Securities in South Africa      20,753,175        20,659,200     0.1

South Korea     Banking                               Koram Bank Ltd.:
                             USD         1,500,000       0.25% due 8/26/2007 (q)       1,447,500         1,380,000     0.0
                             USD         3,600,000       0.25% due 8/26/2007
                                                         (Regulation S)                3,393,875         3,312,000     0.0
                                                                                 ---------------   ---------------   ------
                                                                                       4,841,375         4,692,000     0.0

                Electronics                           Samsung Electronics Co.,
                                                      Convertible Bonds (b):
                             USD         8,500,000       0% due 12/31/2007 (q)         8,211,250         7,097,500     0.1
                             USD        46,500,000       0% due 12/31/2007
                                                         (Regulation S)               43,484,532        38,130,000     0.3
                                                                                 ---------------   ---------------   ------
                                                                                      51,695,782        45,227,500     0.4

                Energy                                Ssangyong Oil Refining,
                Related                               Convertible Bonds:
                             USD        10,685,000       3% due 12/31/2004             7,887,437         5,876,750     0.0
                             USD        16,535,000       3.75% due 12/31/2008         17,448,950        13,393,350     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      25,336,387        19,270,100     0.1

                Utilities--  USD        33,315,000    Korea Electric &
                Electric                              Power Company, 5% due
                                                      8/01/2001                       32,149,731        29,816,925     0.2

                                                      Total Fixed-Income
                                                      Securities in South Korea      114,023,275        99,006,525     0.7

Switzerland     Chemicals    USD        24,945,000    Ciba-Geigy Corp.,
                                                      Convertible Bonds, 6.25%
                                                      due 3/15/2016                   25,632,050        25,443,900     0.2

                Trading      CHF         3,750,000    Daewoo Corporation,
                                                      Convertible Bonds,
                                                      0.125% due 12/31/2001            2,483,186         2,499,104     0.0

                                                      Total Fixed-Income
                                                      Securities in Switzerland       28,115,236        27,943,004     0.2

Taiwan          Industrial   USD        13,800,000    GVC Corporation, 0% due
                                                      5/21/2002 (b) (q)               13,794,000        14,352,000     0.1

                                                      Total Fixed-Income
                                                      Securities in Taiwan            13,794,000        14,352,000     0.1

United          Cable/       USD        14,000,000    Comcast UK Cable Partners
Kingdom         Telecom-                              Ltd., 0/11.20% due 11/15/2007
                munications                           (b)                              9,414,951        10,535,000     0.1
                                                      Diamond Cable Communications
                                                      PLC (b):
                             USD         7,600,000       0/11.75% due 12/15/2005       5,601,452         5,662,000     0.0
                             USD         2,250,000       0/10.75% due
                                                         2/15/2007 (q)                 1,345,995         1,451,250     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      16,362,398        17,648,250     0.1

                Financial    GBP        11,600,000    Liberty International
                Services                              Holdings PLC, Convertible
                                                      Bonds, 5.50% due 4/30/2009      14,179,895        19,265,558     0.1

                Food &       GBP        13,500,000    Allied-Lyons PLC,
                Beverage                              Convertible Bonds, 6.75%
                                                      due 7/07/2008                   21,002,665        22,760,838     0.2

                Government                            United Kingdom Treasury
                Obligations                           Gilt:
                             GBP        60,000,000       10% due 9/08/2003           115,077,375       116,635,140     0.8
                             GBP        20,000,000       9.50% due 10/25/2004         37,627,645        38,878,380     0.3
                                                                                 ---------------   ---------------   ------
                                                                                     152,705,020       155,513,520     1.1

                Industrial   USD         4,655,000    HIH Capital Ltd., Convertible
                                                      Bonds (Bearer),
                                                      7.50% due 9/25/2006              3,031,037         3,770,550     0.0

                Multi-       GBP        10,375,000    English China Clays PLC,
                Industry                              Convertible Bonds,
                                                      6.50% due 9/30/2003             16,476,672        16,882,947     0.1

                Telecommuni- USD        39,000,000    Ionica PLC, 0/15% due
                cations                               5/01/2007 (b)(m)                20,333,014        21,060,000     0.2
                             USD        20,250,000    Millicom International
                                                      Cellular S.A., 0/13.50%
                                                      due 6/01/2006 (b)               12,619,316        15,187,500     0.1
                             USD        17,750,000    TeleWest Communications
                                                      PLC, 0/11% due 10/01/2007 (b)   12,829,621        13,046,250     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      45,781,951        49,293,750     0.4

                Textiles     GBP         2,500,000    Coats Viyella PLC,
                                                      Convertible Bonds, Series B,
                                                      6.25% due 8/09/2003              3,535,704         3,868,965     0.0

                                                      Total Fixed-Income
                                                      Securities in the
                                                      United Kingdom                 273,075,342       289,004,378     2.0

United          Agricultural USD        14,000,000    Sun World International,
States                                                Inc., 11.25% due
                                                      4/15/2004 (q)                   14,000,000        14,770,000     0.1

                Banking      USD        14,250,000    Ocwen Federal Bank, 12%
                                                      due 6/15/2005                   14,250,000        15,817,500     0.1

                Biotech-     USD         7,200,000    Cetus Corporation (Euro),
                nology                                Convertible Bonds,
                                                      5.25% due 5/21/2002              5,220,250         6,984,000     0.1

                Cable                                 Adelphia Communications
                                                      Corporation (q):
                             USD         5,000,000       9.25% due 10/01/2002          5,000,000         4,987,500     0.0
                             USD         1,500,000       10.50% due 7/15/2004          1,500,000         1,563,750     0.0
                                                                                 ---------------   ---------------   ------
                                                                                       6,500,000         6,551,250     0.0

                Financial    USD         9,000,000    Emergent Group Inc.,
                Services                              10.75% due 9/15/2004 (q)         8,934,375         8,820,000     0.1

                Financial    USD        10,000,000    Ford Capital BV, 9.375%
                Services--                            due 1/01/1998                   10,037,900        10,054,000     0.1
                Captive




Merrill Lynch Global Allocation Fund, Inc., October 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                       (in US dollars)
                               Currency     Face                                                      Value       Percent of
COUNTRY         Industries  Denominations  Amount      Fixed-Income Securities          Cost        (Note 1a)     Net Assets
United          Food &       USD        15,000,000    Tom's Food Inc., 10.50%
States          Beverage                              due 11/01/2004 (q)         $    15,000,000   $    15,150,000     0.1%
(continued)
                Healthcare   USD        17,500,000    American Retirement
                                                      Corp., 5.75% due 10/01/2002     17,500,000        17,456,250     0.1
                             USD         1,000,000    Novacare, Inc.,
                                                      Convertible Bonds, 5.50%
                                                      due 1/15/2000                      857,500           947,500     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      18,357,500        18,403,750     0.1

                Home-       USD        32,500,000     Beazer Homes USA, Inc.,
                building &                            9% due 3/01/2004                30,597,000        32,500,000     0.2
                Construction

                Industrial   USD        21,750,000    Crown Packaging Enterprises,
                                                      0/14% due 8/01/2006 (b)          8,561,524         1,087,500     0.0
                             USD        68,500,000    International Semi-Tech
                                                      Microelectronics, Inc.,
                                                      0/11.50% due 8/15/2003 (b)      48,990,100        32,880,000     0.2
                             USD         4,500,000    Port Royal Holdings Inc.,
                                                      10.25% due 10/01/2007 (q)        4,500,000         4,522,500     0.1
                             USD         4,000,000    WMX Technologies, Inc., 2%
                                                      due 1/24/2005                    3,483,128         3,335,200     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      65,534,752        41,825,200     0.3

                Oil &                                 PDV America, Inc.:
                Related      USD        35,000,000       7.25% due 8/01/1998          34,856,150        34,518,750     0.2
                             USD        10,000,000       7.75% due 8/01/2000          10,062,500        10,037,500     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      44,918,650        44,556,250     0.3

                Real Estate  USD        23,128,168    RTC Commercial Mortgage,
                                                      Class C, 8.25%
                                                      due 12/25/2020 (d)              22,773,900        23,128,169     0.2

                Real Estate  USD        25,500,000    Alexander Haagen Properties,
                Investment                            Inc., Exchangeable
                Trusts                                Debentures, 7.25% due
                                                      12/27/2003 (q)                  25,291,250        24,671,250     0.2
                             USD         4,500,000    Capstone Capital Corp.,
                                                      6.55% due 3/14/2002              4,108,502         4,218,750     0.0
                             USD         7,000,000    Centerpoint Properties Corp.,
                                                      Convertible Bonds,
                                                      8.22% due 1/15/2004              7,000,000        12,608,750     0.1
                             USD        30,000,000    First Union Real Estate,
                                                      8.875% due 10/01/2003           29,756,100        29,325,000     0.2
                             USD        25,000,000    First Washington Realty,
                                                      Exchangable Debentures,
                                                      8.25% due 6/27/1999 (r)         25,000,000        27,500,000     0.2
                                                      Health & Retirement Properties
                                                      Trust, Convertible Bonds:
                             USD        40,000,000       7.25% due 10/01/2001         40,000,000        41,100,000     0.3
                             USD        15,000,000       7.50% due 10/01/2003         15,000,000        15,525,000     0.1
                                                      LTC Properties, Inc.,
                                                      Convertible Bonds:
                             USD        10,000,000       8.25% due 1/01/1999          10,000,000        11,362,500     0.1
                             USD         9,000,000       8.50% due 1/01/2001           9,000,000        11,396,250     0.1
                             USD        12,500,000       8% due 7/01/2001             12,500,000        16,375,000     0.1
                             USD        25,000,000    Lepercq Corporate Income
                                                      Fund, Exchangeable
                                                      Secured Notes, 8% due
                                                      3/17/2004 (r)                   25,000,000        29,187,500     0.2
                                                      Malan Realty Investors,
                                                      Inc., Convertible Bonds:
                             USD        27,000,000       8.50% due 7/01/2003 (q)      27,000,000        27,810,000     0.2
                             USD         4,750,000       9.50% due 7/15/2004           3,859,375         4,797,500     0.0
                             USD         9,415,000    Meditrust, Convertible
                                                      Bonds, 8.54% due 7/01/2000       9,602,637        12,015,894     0.1
                             USD         5,000,000    Mid-Atlantic Realty Trust,
                                                      Convertible Bonds,
                                                      7.625% due 9/15/2003             4,875,000         6,000,000     0.0
                             USD        22,000,000    National Health Investors,
                                                      Convertible Bonds,
                                                      7.75% due 1/01/2001             22,000,000        26,372,500     0.2
                             USD        23,000,000    Nationwide Health Properties
                                                      Inc., Convertible Bonds,
                                                      6.25% due 1/01/1999             22,800,000        23,057,500     0.2
                             USD        34,000,000    Omega Healthcare Investors
                                                      Inc., Convertible Bonds,
                                                      8.50% due 2/01/2001             34,052,500        42,287,500     0.3
                             USD         5,500,000    Sizeler Property Investors,
                                                      Inc., Convertible Bonds,
                                                      8% due 7/15/2003                 5,505,000         5,417,500     0.0
                                                                                 ---------------   ---------------   ------
                                                                                     332,350,364       371,028,394     2.6

                Resources    USD        12,000,000    Freeport-McMoRan Resources,
                                                      8.75% due 2/15/2004             11,116,875        12,480,000     0.1

                Retail--     USD        25,000,000    Coinstar Inc., 0/13% due
                Miscellaneous                         10/01/2006 (b)(k)(q)            19,388,383        19,750,000     0.1

                Savings Bank USD        21,400,000    First Federal Financial
                                                      Corporation, 11.75% due
                                                      10/01/2004                      21,401,250        23,754,000     0.2

                Steel        USD         8,000,000    Bar Technologies Ltd.,
                                                      3.50% due 4/01/2001              7,412,450         8,680,000     0.1
                Telecommuni- USD        15,500,000    Call Net Enterprises, Inc.,
                cations                               0/13.25% due 12/01/2004 (b)     11,925,333        13,988,750     0.1
                             USD       120,363,000    CellNet Data Systems, Inc.,
                                                      0/14% due 10/01/2007
                                                      (b)(h)(q)                       56,295,601        60,181,500     0.4
                                                      Geotek Communications, Inc.:
                             USD        99,000,000       0/15% due 7/15/2005 (b)      54,876,852        58,905,000     0.4
                             USD        22,650,000       Convertible Bonds, 12%
                                                         due 2/15/2001 (r)            22,463,875        18,912,750     0.1
                             USD        41,750,000    International Cabletel,
                                                      Series B, 0/11.50% due
                                                      2/01/2006 (b)                   29,313,581        30,686,250     0.2
                             USD        35,750,000    Nextel Communications,
                                                      Inc., 0/9.75% due
                                                      8/15/2004 (b)                   27,941,919        30,119,375     0.2
                             USD        13,000,000    Salem Communications
                                                      Corp., 9.50% due
                                                      10/01/2007 (q)                  13,183,750        13,000,000     0.1
                                                      Telegroup Inc. (q):
                             USD         5,000,000       0/10.50% due 11/01/2004 (b)   3,871,095         3,712,500     0.0
                             USD        22,000,000       8% due 4/15/2005             22,000,000        24,200,000     0.2
                             USD        20,000,000    Unifi Communications, Inc.,
                                                      14% due 3/01/2004 (g)(q)        18,901,570        18,600,000     0.1
                             USD        41,650,000    United International
                                                      Holdings, Inc., 0% due
                                                      11/15/1999 (b)(f)               30,592,576        34,153,000     0.3
                                                      United USN, Inc. (b)(q):
                             USD        47,000,000       0/14% due 9/15/2003 (i)      28,060,805        32,430,000     0.3
                             USD        35,000,000       Convertible Bonds, 0/9%
                                                         due 9/30/2004                29,571,849        28,525,000     0.2
                                                      Winstar Communications Inc.:
                             USD        25,500,000       0/14% due 10/15/2005 (b)     16,292,308        17,850,000     0.1
                             USD         9,750,000       14.50% due 10/15/2005 (q)    11,177,363        11,261,250     0.1
                             USD        10,000,000    Winstar Equipment, 12.50%
                                                      due 3/15/2004 (q)               10,000,000        10,400,000     0.1
                                                                                 ---------------   ---------------   ------
                                                                                     386,468,477       406,925,375     2.9

                Trans-       USD        10,625,000    Eletson Holdings Inc.,
                portation--                           9.25% due 11/15/2003            10,558,437        10,731,250     0.1
                Shipping     USD        19,250,000    Teekay Shipping Corporation,
                                                      8.32% due 2/01/2008             18,252,500        19,538,750     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      28,810,937        30,270,000     0.2

                Trucking     USD        21,000,000    Ameritruck Distribution,
                                                      12.25% due 11/15/2005           20,718,075        21,945,000     0.2

                US                                    Federal National Mortgage
                Government &                          Association (d):
                Agency       USD         6,913,881       8% due 10/01/2024             6,601,676         7,181,794     0.0
                Obligations  USD        13,782,986       8% due 12/01/2024            13,539,630        14,286,892     0.1
                                                      US Treasury Inflation
                                                      Indexed Notes:
                             USD       120,000,000       3.625% due 7/15/2002        119,354,400       120,702,293     0.9
                             USD       125,000,000       3.375% due 1/15/2007        123,217,917       125,232,138     0.9
                                                      US Treasury Notes & Bonds:
                             USD       341,100,000       6% due 5/31/1998(c)         339,137,636       342,031,203     2.4
                             USD       150,000,000       6.125% due 8/31/1998(c)     149,890,625       150,679,687     1.1
                             USD       200,000,000       5.75% due 12/31/1998        198,992,025       200,328,000     1.4
                             USD       750,000,000       5.875% due 2/28/1999        747,746,094       752,220,000     5.3
                             USD       300,000,000       5.875% due 2/15/2000 (c)    294,964,844       301,277,343     2.1
                             USD       100,000,000       6% due 8/15/2000            100,078,125       100,797,000     0.7
                             USD        55,000,000       7.875% due 8/15/2001         53,943,600        58,892,900     0.4
                                                                                 ---------------   ---------------   ------
                                                                                   2,147,466,572     2,173,629,250    15.3



Merrill Lynch Global Allocation Fund, Inc., October 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                       (in US dollars)
                               Currency     Face                                                      Value       Percent of
COUNTRY         Industries  Denominations  Amount      Fixed-Income Securities          Cost        (Note 1a)     Net Assets
United          Video        USD        94,025,000    CAI Wireless Systems,
States          Services/                             Inc., 12.25% due
(concluded)     Telecommuni-                          9/15/2002                  $    63,879,250   $    26,797,125     0.2%
                cations      USD       122,500,000    CS Wireless Systems,
                                                      Inc., 0/11.375% due
                                                      3/01/2006 (b)(l)                61,250,805        33,075,000     0.2
                             USD        17,000,000    Heartland Wireless
                                                      Communications Inc.,
                                                      14% due 10/15/2004              12,885,000         7,990,000     0.1
                             USD        53,430,000    People's Choice T.V.
                                                      Corp., 0/13.125% due
                                                      6/01/2004 (b)(o)                25,921,874        19,501,950     0.1
                                                      Wireless One Inc.:
                             USD        27,750,000       13% due 10/15/2003           18,688,125        12,487,500     0.1
                             USD        16,250,000       0/13.50% due 8/01/2006 (b)    3,457,928         4,306,250     0.0
                                                                                 ---------------   ---------------   ------
                                                                                     186,082,982       104,157,825     0.7

                                                      Total Fixed-Income
                                                      Securities in the
                                                      United States                3,417,340,692     3,411,179,963    24.1

                                                      Total Investments in
                                                      Fixed-Income Securities      6,205,387,472     6,272,003,153    44.3


                                                           Short-Term Securities

Switzerland     Certificates                          UBS Singapore:
                of           IDR    30,000,000,000       13.30% due 11/24/1997         8,287,293         8,356,546     0.1
                Deposit      IDR    28,050,000,000       13.50% due 11/26/1997         7,727,273         7,813,370     0.1
                             IDR    37,450,000,000       15% due 11/26/1997           10,460,894        10,431,755     0.1
                             IDR    73,700,000,000       13.25% due 12/03/1997        20,644,258        20,529,248     0.1
                             IDR   168,000,000,000       16.20% due 12/29/1997        46,280,992        46,796,657     0.3
                                                                                 ---------------   ---------------   ------
                                                                                      93,400,710        93,927,576     0.7

                Time         USD       113,000,000    United Bank of Switzerland,
                Deposits--                            5.75% due 11/03/1997           113,000,000       113,000,000     0.8
                Foreign

                                                      Total Short-Term Securities
                                                      in Switzerland                 206,400,710       206,927,576     1.5

United          Commercial   USD        20,000,000    A.I. Credit Corp.,
States          Paper*                                5.47% due 11/13/1997            19,963,533        19,963,533     0.1
                             USD        32,340,000    AlliedSignal Inc.,
                                                      5.50% due 11/13/1997            32,280,710        32,280,710     0.2
                                                      Associates Corp. of
                                                      North America:
                             USD        30,000,000       5.51% due 12/03/1997         29,853,067        29,853,067     0.2
                             USD        70,000,000       5.48% due 12/16/1997         69,520,500        69,520,500     0.5
                             USD        50,000,000    BBV Finance (Delaware),
                                                      Inc., 5.50% due 11/21/1997      49,847,222        49,847,222     0.3
                                                      Bayerische Vereinsbank AG:
                             USD        40,000,000       5.49% due 11/14/1997         39,920,700        39,920,700     0.3
                             USD        60,000,000       5.475% due 12/08/1997        59,662,375        59,662,375     0.4
                                                      CIT Group Holdings, Inc.
                                                      (The):
                             USD        50,000,000       5.50% due 11/17/1997         49,877,778        49,877,778     0.3
                             USD        50,000,000       5.50% due 12/23/1997         49,602,778        49,602,778     0.3
                             USD       100,000,000    Caisse des Depots et
                                                      Consignations, 5.50% due
                                                      11/14/1997                      99,801,389        99,801,389     0.7
                                                      Ciesco, L.P.:
                             USD        15,000,000       5.52% due 12/05/1997         14,921,800        14,921,800     0.1
                             USD        25,000,000       5.50% due 12/09/1997         24,854,861        24,854,861     0.2
                                                      Commerzbank US Finance Inc.:
                             USD        39,000,000       5.50% due 11/24/1997         38,862,958        38,862,958     0.3
                             USD        61,125,000       5.51% due 11/24/1997         60,909,823        60,909,823     0.4
                             USD       100,000,000    Delaware Funding Corp.,
                                                      5.52% due 11/19/1997            99,724,000        99,724,000     0.7
                             USD        50,000,000    Deutsche Bank Financial,
                                                      Inc., 5.48% due 11/07/1997      49,954,333        49,954,333     0.3
                             USD        50,000,000    Dresdner US Finance Inc.,
                                                      5.52% due 11/04/1997            49,977,000        49,977,000     0.3
                             USD        50,000,000    du Pont (E.I.) de Nemours,
                                                      Co., 5.48% due 11/06/1997       49,961,944        49,961,944     0.3
                             USD        10,000,000    Eastman Kodak Company, 5.48%
                                                      due 11/07/1997                   9,990,867         9,990,867     0.1
                             USD       100,000,000    Eiger Capital Corp., 5.52%
                                                      due 11/10/1997                  99,862,000        99,862,000     0.7
                             USD        50,000,000    Ford Motor Credit Co., 5.48%
                                                      due 12/09/1997                  49,710,778        49,710,778     0.3
                                                      France Telecom S.A.:
                             USD        20,000,000       5.50% due 12/03/1997         19,902,222        19,902,222     0.1
                             USD        20,550,000       5.50% due 12/18/1997         20,402,440        20,402,440     0.1
                             USD       100,000,000    General Electric Capital PLC,
                                                      5.49% due 12/02/1997            99,527,250        99,527,250     0.7
                                                      General Electric Company PLC:
                             USD        50,000,000       5.53% due 11/05/1997         49,969,278        49,969,278     0.4
                             USD        50,000,000       5.48% due 12/01/1997         49,771,667        49,771,667     0.4
                             USD        50,000,000    Goldman Sachs Group L.P.,
                                                      5.53% due 11/12/1997            49,915,514        49,915,514     0.4
                                                      IBM Credit Corp.:
                             USD        50,000,000       5.47% due 11/19/1997         49,863,250        49,863,250     0.4
                             USD        50,000,000       5.50% due 12/11/1997         49,694,444        49,694,444     0.4
                             USD        75,000,000    International Lease Finance
                                                      Corporation,
                                                      5.48% due 11/14/1997            74,851,583        74,851,583     0.5
                                                      KFW International
                                                      Finance Inc.:
                             USD        18,000,000       5.47% due 11/03/1997         17,994,530        17,994,530     0.1
                             USD        25,000,000       5.48% due 11/05/1997         24,984,778        24,984,778     0.2
                             USD        29,977,000    Matterhorn Capital Corp.,
                                                      5.51% due 11/04/1997            29,963,236        29,963,236     0.2
                                                      MetLife Funding Corp.:
                             USD        65,566,000       5.49% due 11/04/1997         65,536,004        65,536,004     0.5
                             USD        25,000,000       5.51% due 11/25/1997         24,908,167        24,908,167     0.2
                             USD        45,000,000    Monsanto Company, 5.50% due
                                                      11/10/1997                      44,938,125        44,938,125     0.3
                             USD        50,000,000    Morgan Stanley Group Inc.,
                                                      5.49% due 11/18/1997            49,870,375        49,870,375     0.4
                             USD       100,000,000    National Australia Funding
                                                      (Delaware) Inc.,
                                                      5.48% due 12/08/1997            99,436,778        99,436,778     0.7
                             USD       100,000,000    Societe Generale N.A., 5.53%
                                                      due 12/19/1997                  99,262,667        99,262,667     0.7
                                                      Transamerica Finance Corp.:
                             USD        50,000,000       5.49% due 11/17/1997         49,878,000        49,878,000     0.4
                             USD        26,000,000       5.52% due 12/03/1997         25,872,427        25,872,427     0.2
                             USD        50,000,000    UBS Finance (Delaware) Inc.,
                                                      5.50% due 11/06/1997            49,961,806        49,961,806     0.4
                             USD       100,000,000    Vereinsbanken Finance
                                                      (Deleware) Inc.,
                                                      5.50% due 11/03/1997            99,969,444        99,969,444     0.7
                             USD        43,000,000    The Walt Disney Company,
                                                      5.49% due 11/05/1997            42,973,770        42,973,770     0.3
                                                      Xerox Credit Corp.:
                             USD         8,070,000       5.50% due 11/06/1997          8,063,835         8,063,835     0.1
                             USD        23,225,000       5.49% due 11/13/1997         23,182,498        23,182,498     0.2
                             USD        56,000,000       5.49% due 12/12/1997         55,649,860        55,649,860     0.4
                                                                                 ---------------   ---------------   ------
                                                                                   2,325,404,364     2,325,404,364    16.4

                US                                    Federal Home Loan
                Government                            Mortgage Corp.:
                Agency       USD         9,471,000       5.41% due 11/12/1997          9,455,344         9,455,344     0.1
                Obligations* USD        20,324,000       5.395% due 12/04/1997        20,223,489        20,223,489     0.1
                             USD        35,000,000    Federal National Mortgage
                                                      Association, 5.41% due
                                                      11/06/1997                      34,973,701        34,973,701     0.2
                                                                                 ---------------   ---------------   ------
                                                                                      64,652,534        64,652,534     0.4

                                                      Total Short-Term Securities
                                                      in the United States         2,390,056,898     2,390,056,898    16.8

                                                      Total Investments in
                                                      Short-Term Securities        2,596,457,608     2,596,984,474    18.3

                                                      Total Investments           13,402,516,906    14,528,927,658   102.6




Merrill Lynch Global Allocation Fund, Inc., October 31, 1997

SCHEDULE OF INVESTMENTS (concluded)                                                                       (in US dollars)
OPTIONS                             Nominal Value                                     Premiums        Value       Percent of
WRITTEN                           Covered by Uptions            Issue                 Received      (Note 1a)     Net Assets
                Call Options               100,000    Aetna Inc., expiring
                Written                               January 1998 at USD 85     $      (465,734)  $       (87,500)    0.0%
                                           100,000    Aetna Inc., expiring
                                                      January 1998 at USD 90            (734,475)          (43,750)    0.0
                                           150,000    Aetna Inc., expiring
                                                      April 1998 at USD 75              (914,219)         (806,250)    0.0
                                         1,000,000    GTE Corp., expiring
                                                      December 1997 at USD 42.50      (2,844,904)       (1,750,000)    0.0
                                           350,000    QUALCOMM Inc., expiring
                                                      January 1998 at USD 55          (2,308,173)       (2,450,000)    0.0
                                            50,000    QUALCOMM Inc., expiring
                                                      January 1998 at USD 70            (217,243)         (106,250)    0.0
                                            50,000    QUALCOMM Inc., expiring
                                                      November 1997 at USD 60           (129,746)         (106,250)    0.0
                                           250,000    Waste Management Inc.,
                                                      expiring January
                                                      1998 at USD 30                    (476,859)          (78,125)    0.0

                                                      Total Options Written           (8,091,353)       (5,428,125)    0.0


                Total Investments, Net of Options Written                        $13,394,425,553    14,523,499,533   102.6
                                                                                 ===============
                Short Sales (Proceeds--$28,700,782)**                                                  (34,793,111)   (0.3)

                Unrealized Depreciation on Forward Foreign Exchange Contracts***                       (26,323,675)   (0.2)

                Variation Margin on Financial Futures Contracts****                                      3,823,820     0.0

                Liabilities in Excess of Other Assets                                                 (303,171,455)   (2.1)
                                                                                                   ---------------   ------
                Net Assets                                                                         $14,163,035,112   100.0%
                                                                                                   ===============   ======

               ++Non-income producing security.
             ++++American Depositary Receipts.
                *Commercial Paper and certain US Government Agency Obligations are traded on a discount basis. The interest rates shown are the rates in effect at October 31, 1997.

               **Covered Short Sales entered into as of October 31, 1997 were as follows:

                 Common                                                     Value
                 Shares                 Issue                             (Note 1i)

                 1,413,000    Yamanouchi Pharmaceutical Co., Ltd.       $(34,793,111)

                 Total (Proceeds--$28,700,782)                          $(34,793,111)
                                                                        ============

              ***Forward Foreign Exchange Contracts sold as of October 31, 1997 were as follows:
                                                                         Unrealized
                                                                        Appreciation
                 Foreign                       Expiration              (Depreciation)
                 Currency Sold                    Date                (Notes 1a & 1c)

                 CHF       51,000,000        November 1997             $  (1,070,938)
                 CHF       47,000,000         January 1998                  (811,800)
                 ESP    1,000,000,000        November 1997                  (165,466)
                 ESP     2,000,000,000       February 1998                     27,868
                 FRF      579,000,000        November 1997                (3,527,936)
                 FRF      195,000,000        December 1997                (1,106,535)
                 FRF      380,000,000         January 1998                  (697,652)
                 GBP       26,000,000        November 1997                (1,703,754)
                 GBP      206,000,000        December 1997               (14,331,148)
                 NLG       72,000,000        November 1997                (1,308,363)
                 NLG       26,000,000        December 1997                  (176,554)
                 NLG       78,000,000         January 1998                  (688,977)
                 NOK      105,000,000        November 1997                  (377,191)
                 SEK      380,000,000         January 1998                  (385,229)

                 Total Unrealized Depreciation on Forward
                 Foreign Exchange Contracts--Net
                 (USD Commitment--$810,925,698)                          $(26,323,675)
                                                                         ============

             ****Financial Futures Contracts purchased as of October 31, 1997 were as follows:

                 Number of                                   Expiration          Value
                 Contracts   Issue             Exchange        Date            (Note 1a)

                    375  Hang Seng Index      Hang Seng    November 1997    $  25,687,257
                  3,256     Nikkei 225          OSAKA      December 1997      445,834,456
                     50  Standard & Poor's
                            500 Index           NYSE       December 1997       23,100,000

                 Total Financial Futures Contracts Purchased
                 (Total Contract Price--$542,627,412)                        $494,621,713
                                                                             ============

                 Financial Futures Contracts sold as of October 31, 1997 were as follows:

                 Number of                                    Expiration        Value
                 Contracts      Issue          Exchange          Date         (Note 1a)

                    280       Japanese
                           Government Bond       Tokyo      December 1997    $304,200,982
                     60   Standard & Poor's
                              500 Index          NYSE       December 1997      27,720,000
                    200    US Treasury Bond      NYSE       December 1997      22,350,000

                 Total Financial Futures Contracts Sold
                 (Total Contract Price--$346,002,346)                        $354,270,982
                                                                             ============

              (a)Warrants entitle the Fund to purchase a predetermined number of shares of stock/face amount of bonds at a predetermined price until the expiration date.
              (b)Represents a zero coupon or step bond. The interest rate on a step bond represents the fixed rate of interest that will commence its accrual on a predetermined date until maturity.
              (c)All or a portion of security held as collateral in connection with open financial future contracts.
              (d)Subject to principal paydowns as a result of prepayments or refinancings of underlying mortgage instruments. As a result, the average life may be less than the original maturity.
              (e)Each $10 face amount contains 40 shares of First Place Tower,
                 Inc.
              (f)Each $1,000 face amount contains one warrant of United
                 International Holdings, Inc.
              (g)Each $1,000 face amount contains one warrant of Unifi
                 Communications, Inc.
              (h)Each $1,000 face amount contains four warrants of CellNet Data
                 Systems, Inc.
              (i)Each $1,000 face amount contains one warrant of United USN, Inc.
              (j)Each $1,000 face amount contains one warrant of PLD Telekom, Inc.
              (k)Each $1,000 face amount contains one warrant of Coinstar, Inc.
              (l)Each $1,000 face amount contains 1.1 shares of common stock of CS
                 Wireless Systems, Inc.
              (m)Each $1,000 face amount contains one warrant of Ionica PLC.
              (n)Securities held as collateral in connection with covered short sales.
              (o)Each $1,000 face amount contains one warrant of People's Choice
                 T.V. Corp.
              (p)Represents a Brady Bond. Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
              (q)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
              (r)Restricted securities as to resale.  The value of the Fund's investments in restricted securities was approximately $136,590,000, representing 1.0% of net assets.

                                                     Acquisition                        Value
                 Issue                                 Date(s)           Cost         (Note 1a)

                 Diva Systems Corp.                 7/17/1996--
                    (Converitble, Series C)          8/22/1996     $  8,410,000     $ 11,000,000
                 First Washington Realty,
                    Exchangable Debentures,
                    8.25% due 6/27/1999              6/27/1994       25,000,000       27,500,000
                 Geotek Communications,
                    Inc., Convertible Bonds,        3/01/1996--
                    12% due 2/15/200                 3/31/1996       22,463,875       18,912,750
                 Ionica PLC                          2/25/1997       10,286,966       11,832,448
                 Ionica PLC (Warrants)               2/25/1997               --        1,472,654
                 Leperq Corporate Income
                    Fund, Exchangeable Secured
                    Notes, 8% due 3/17/2004          3/18/1997       25,000,000       29,187,500
                 Petroleos Mexicanos,               5/24/1996--
                    8.625% due 12/01/2023            8/01/1996       25,007,000       36,684,375

                 Total                                             $116,167,841     $136,589,727
                                                                   ============     ============

              (s)Represents a pay-in-kind security which may pay interest in additional shares/face.
              +++Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in section 2 (a) (3) of the Investment Company Act of 1940)are as follows:

                                                                 Net Share           Net            Dividend
                 Industry                 Affiliate              Activity           Cost             Income

                 Healthcare        Advocat, Inc.                        --               --              ++
                   Services
                 Paper & Pulp      Asia Pacific Resources
                                    International
                                    Holdings Ltd. (NY
                                    Registered Shares)           2,002,200      $ 7,508,250              ++
                 Computer          Borland International
                   Software         Corp.                               --               --              ++
                 Textiles          Burlington
                                    Industries, Inc.                    --               --              ++
                 Utilities--       El Paso Electric
                   Electric &       Company                             --               --              ++
                   Gas
                 Retail Stores     Filene's Basement Corp.              --               --              ++
                 Metals &          Lukens Inc.                          --               --      $1,350,000
                   Mining
                 Real Estate       Mid-America Realty
                   Investment       Investments                         --         (171,964)        581,944
                   Trusts
                 Real Estate       Prime Retail, Inc.              588,500        7,080,026       1,899,328
                   Investment
                   Trusts
                 Real Estate       Prime Retail, Inc.
                   Investment       (10.50%)                      (118,000)       2,950,000       2,069,813
                   Trusts
                 Insurance         Risk Capital
                                    Holdings Inc.                  638,000       10,505,000              ++
                 Telecommu-        Rogers Cantel Mobile
                   nications        Communications Inc.
                                    (Class B)                    1,165,200       22,391,633              ++
                 Telecommu-        Rogers Cantel Mobile
                   nications        Communications Inc.
                                    (Class B) (USD)              1,160,900       19,836,379              ++
                 Gaming            Scientific Games
                                    Holdings Corp.                      --               --              ++

               ++Non-income producing security.

                 See Notes to Financial Statements.



Merrill Lynch Global Allocation Fund, Inc., October 31, 1997


STATEMENT OF ASSETS AND LIABILITIES
                    As of October 31, 1997
Assets:             Investments, at value (identified cost--$13,402,516,906)
                    (Note 1a)                                                                            $14,528,927,658
                    Foreign cash (Note 1c)                                                                   184,731,673
                    Deposits on short sales (Note 1i)                                                         52,215,639
                    Receivables:
                      Interest                                                        $   105,789,488
                      Securities sold                                                      42,282,878
                      Capital shares sold                                                  15,285,433
                      Dividends                                                            10,428,962
                      Variation margin (Note 1d)                                            3,823,820
                      Options written                                                         914,219
                      Principal paydowns                                                      174,777        178,699,577
                                                                                      ---------------
                    Prepaid registration fees and other assets (Note 1g)                                       2,858,415
                                                                                                         ---------------
                    Total assets                                                                          14,947,432,962
                                                                                                         ---------------

Liabilities:        Common stocks sold short, at market value
                    (proceeds--$28,700,782) (Note 1i)                                                         34,793,111
                    Options written, at value (premiums paid--$8,091,353)
                    (Notes 1a & 1d)                                                                            5,428,125
                    Unrealized depreciation on forward foreign exchange
                    contracts (Note 1d)                                                                       26,323,675
                    Payables:
                      Securities purchased                                                639,889,506
                      Custodian bank (Note 1k)                                             29,082,387
                      Capital shares redeemed                                              25,056,168
                      Distributor (Note 2)                                                  9,508,198
                      Investment adviser (Note 2)                                           8,081,652
                      Forward foreign exchange contracts (Note 1d)                            805,020        712,422,931
                                                                                      ---------------
                    Accrued expenses and other liabilities                                                     5,430,008
                                                                                                         ---------------
                    Total liabilities                                                                        784,397,850
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $14,163,035,112
                                                                                                         ===============

Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         450,000,000 shares authorized                                                        $    13,395,622
                    Class B Shares of Common Stock, $0.10 par value,
                    2,000,000,000 shares authorized                                                           63,109,447
                    Class C Shares of Common Stock, $0.10 par value,
                    200,000,000 shares authorized                                                              4,332,712
                    Class D Shares of Common Stock, $0.10 par value,
                    900,000,000 shares authorized                                                              9,311,545
                    Paid-in capital in excess of par                                                      11,714,319,740
                    Undistributed investment income--net                                                     260,070,062
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                     1,059,345,958
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                             1,039,150,026
                                                                                                         ---------------
                    Net assets                                                                           $14,163,035,112
                                                                                                         ===============

Net Asset           Class A--Based on net assets of $2,132,253,943
Value:                       and 133,956,220 shares outstanding                                          $         15.92
                                                                                                         ===============
                    Class B--Based on net assets of $9,879,603,597
                             and 631,094,470 shares outstanding                                          $         15.65
                                                                                                         ===============
                    Class C--Based on net assets of $671,466,862 and
                             43,327,119 shares outstanding                                               $         15.50
                                                                                                         ===============
                    Class D--Based on net assets of $1,479,710,710 and
                             93,115,446 shares outstanding                                               $         15.89
                                                                                                         ===============


                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 1997
Investment          Interest and discount earned (net of $136,135
Income              foreign withholding tax)                                                             $   604,947,856
(Notes 1e & 1f):    Dividends (net of $5,718,574 foreign withholding tax)                                    106,585,253
                    Other                                                                                     15,978,217
                                                                                                         ---------------
                    Total income                                                                             727,511,326
                                                                                                         ---------------

Expenses:           Investment advisory fees (Note 2)                                 $    99,812,816
                    Account maintenance and distribution fees--Class B (Note 2)            94,703,295
                    Transfer agent fees--Class B (Note 2)                                  11,959,689
                    Account maintenance and distribution fees--Class C (Note 2)             5,392,525
                    Account maintenance fees--Class D (Note 2)                              3,232,450
                    Custodian fees                                                          2,440,432
                    Transfer agent fees--Class A (Note 2)                                   2,209,961
                    Transfer agent fees--Class D (Note 2)                                   1,398,918
                    Interest on short sales (Note 1i)                                       1,056,723
                    Printing and shareholder reports                                        1,032,534
                    Registration fees (Note 1g)                                               941,142
                    Dividends on short sales (Note 1i)                                        808,558
                    Transfer agent fees--Class C (Note 2)                                     732,201
                    Accounting services (Note 2)                                              718,491
                    Professional fees                                                         186,802
                    Directors' fees and expenses                                               36,137
                    Pricing fees                                                               23,168
                    Other                                                                     100,152
                                                                                      ---------------
                    Total expenses before reimbursement                                   226,785,994
                    Reimbursement of expenses (Note 2)                                    (11,605,587)
                                                                                      ---------------
                    Total expenses after reimbursement                                                       215,180,407
                                                                                                         ---------------
                    Investment income--net                                                                   512,330,919
                                                                                                         ---------------

Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                $ 1,067,656,865
(Loss) on             Foreign currency transactions--net                                  187,279,376      1,254,936,241
Investments &                                                                         ---------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                    104,999,111
(Notes 1c, 1d,        Foreign currency transactions--net                                  (25,089,022)        79,910,089
1f & 3):                                                                              ---------------    ---------------
                    Net realized and unrealized gain on
                    investments and foreign currency transactions                                          1,334,846,330
                                                                                                         ---------------
                    Net Increase in Net Assets Resulting from Operations                                 $ 1,847,177,249
                                                                                                         ===============
                    See Notes to Financial Statements.



Merrill Lynch Global Allocation Fund, Inc., October 31, 1997

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                              For the Year Ended
                                                                                                  October 31,
                    Increase (Decrease) in Net Assets:                                     1997                1996
Operations:         Investment income--net                                            $   512,330,919    $   473,459,716
                    Realized gain on investments and foreign currency
                    transactions--net                                                   1,254,936,241        653,947,236
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                     79,910,089        547,826,040
                                                                                      ---------------    ---------------
                    Net increase in net assets resulting from operations                1,847,177,249      1,675,232,992
                                                                                      ---------------    ---------------

Dividends &         Investment income--net:
Distributions to      Class A                                                            (111,208,977)      (108,106,998)
Shareholders          Class B                                                            (435,557,200)      (425,282,978)
(Note 1h):            Class C                                                             (23,496,200)       (11,381,642)
                      Class D                                                             (64,960,694)       (34,542,355)
                    Realized gain on investments--net:
                      Class A                                                             (79,203,184)       (45,054,853)
                      Class B                                                            (378,949,932)      (206,613,317)
                      Class C                                                             (17,801,965)        (3,762,020)
                      Class D                                                             (45,374,563)        (8,531,078)
                                                                                      ---------------    ---------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                  (1,156,552,715)      (843,275,241)
                                                                                      ---------------    ---------------

Capital Share       Net proceeds from issuance of capital shares                        1,540,268,692      2,041,810,853
Transactions        Net proceeds from issuance of capital shares resulting
(Note 4):           from reorganization                                                            --        523,182,823
                                                                                      ---------------    ---------------
                    Net increase in net assets derived from capital
                    share transactions                                                  1,540,268,692      2,564,993,676
                                                                                      ---------------    ---------------

Net Assets:         Total increase in net assets                                        2,230,893,226      3,396,951,427
                    Beginning of year                                                  11,932,141,886      8,535,190,459
                                                                                      ---------------    ---------------
                    End of year*                                                      $14,163,035,112    $11,932,141,886
                                                                                      ===============    ===============

                   *Undistributed investment income--net (Note 1j)                    $   260,070,062    $   188,632,757
                                                                                      ===============    ===============

                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                    The following per share data and ratios
                    have been derived from information
                    provided in the financial statements.                          Class A
                                                                         For the Year Ended October 31,
                    Increase (Decrease) in
                    Net Asset Value:                  1997++         1996++         1995++        1994           1993
Per Share           Net asset value,
Operating           beginning of year              $     15.17   $     14.21   $     13.07    $     13.52    $     11.92
Performance:                                       -----------   -----------   -----------    -----------    -----------
                    Investment income--net                 .71           .78           .79            .60            .39
                    Realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions--net                     1.57          1.59          1.04           (.31)          2.14
                                                   -----------   -----------   -----------    -----------    -----------
                    Total from investment
                    operations                            2.28          2.37          1.83            .29           2.53
                                                   -----------   -----------   -----------    -----------    -----------
                    Less dividends and
                    distributions:
                      Investment income--net              (.88)         (.98)         (.39)          (.51)          (.81)
                      Realized gain on
                      investments--net                    (.65)         (.43)         (.30)          (.23)          (.12)
                                                   -----------   -----------   -----------    -----------    -----------
                    Total dividends and
                    distributions                        (1.53)        (1.41)         (.69)          (.74)          (.93)
                                                   -----------   -----------   -----------    -----------    -----------
                    Net asset value,
                    end of year                    $     15.92   $     15.17   $     14.21    $     13.07    $     13.52
                                                   ===========   ===========   ===========    ===========    ===========

Total Investment    Based on net asset
Return:*            value per share                     16.08%        17.81%        14.81%          2.14%         22.61%
                                                   ===========   ===========   ===========    ===========    ===========

Ratios to Average   Expenses, net of
Net Assets:         reimbursement                         .83%          .86%          .90%           .89%           .93%
                                                   ===========   ===========   ===========    ===========    ===========
                    Expenses                              .91%          .93%          .90%           .89%           .93%
                                                   ===========   ===========   ===========    ===========    ===========
                    Investment income--net               4.64%         5.31%         5.98%          4.60%          3.90%
                                                   ===========   ===========   ===========    ===========    ===========

Supplemental        Net assets, end of year
Data:               (in thousands)                 $ 2,132,254   $ 1,841,974   $ 1,487,805    $ 1,357,906    $   917,806
                                                   ===========   ===========   ===========    ===========    ===========
                    Portfolio turnover                  55.42%        51.26%        36.78%         57.04%         50.35%
                                                   ===========   ===========   ===========    ===========    ===========
                    Average commission rate
                    paid++++                       $     .0307     $   .0048            --             --             --
                                                   ===========   ===========   ===========    ===========    ===========

                    The following per share data and ratios
                    have been derived from information
                    provided in the financial statements.                          Class B
                                                                         For the Year Ended October 31,
                    Increase (Decrease) in
                    Net Asset Value:                  1997++         1996++         1995++        1994           1993

Per Share           Net asset value,
Operating           beginning of year              $     14.95   $     14.01   $     12.91    $     13.38    $     11.83
Performance:                                       -----------   -----------   -----------    -----------    -----------
                    Investment income--net                 .55           .62           .65            .46            .28
                    Realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions--net                     1.52          1.59          1.01           (.31)          2.11
                                                   -----------   -----------   -----------    -----------    -----------
                    Total from investment
                    operations                            2.07          2.21          1.66            .15           2.39
                                                   -----------   -----------   -----------    -----------    -----------
                    Less dividends and
                    distributions:
                      Investment income--net              (.72)         (.84)         (.26)          (.39)          (.72)
                      Realized gain on
                      investments--net                    (.65)         (.43)         (.30)          (.23)          (.12)
                                                   -----------   -----------   -----------    -----------    -----------
                    Total dividends and
                    distributions                        (1.37)        (1.27)         (.56)          (.62)          (.84)
                                                   -----------   -----------   -----------    -----------    -----------
                    Net asset value,
                    end of year                    $     15.65   $     14.95   $     14.01    $     12.91    $     13.38
                                                   ===========   ===========   ===========    ===========    ===========

Total Investment    Based on net asset
Return:*            value per share                     14.82%        16.71%        13.54%          1.13%         21.42%
                                                   ===========   ===========   ===========    ===========    ===========

Ratios to Average   Expenses, net of
Net Assets:         reimbursement                        1.85%         1.87%         1.93%          1.91%          1.95%
                                                   ===========   ===========   ===========    ===========    ===========
                    Expenses                             1.93%         1.95%         1.93%          1.91%          1.95%
                                                   ===========   ===========   ===========    ===========    ===========
                    Investment income--net               3.62%         4.29%         4.96%          3.58%          2.87%
                                                   ===========   ===========   ===========    ===========    ===========

Supplemental        Net assets, end of year
Data:               (in thousands)                 $ 9,879,603   $ 8,660,279   $ 6,668,499    $ 6,457,130    $ 4,299,545
                                                   ===========   ===========   ===========    ===========    ===========
                    Portfolio turnover                  55.42%        51.26%        36.78%         57.04%         50.35%
                                                   ===========   ===========   ===========    ===========    ===========
                    Average commission rate
                    paid++++                       $     .0307     $   .0048            --             --             --
                                                   ===========   ===========   ===========    ===========    ===========


                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding during the year.
                ++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing rate on the date of the transaction. Such
                    conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.




Merrill Lynch Global Allocation Fund, Inc., October 31, 1997

FINANCIAL HIGHLIGHTS (concluded)
                                                                                           Class C
                    The following per share data and ratios                                                     For the
                    have been derived from information provided                                                 Period
                    in the financial statements.                                 For the Year               Oct. 21, 1994++
                                                                               Ended October 31,              to Oct. 31,
                    Increase (Decrease) in Net Asset Value:          1997++++       1996++++     1995++++        1994
Per Share           Net asset value, beginning of period           $    14.83    $    13.94     $    12.91    $    12.91
Operating                                                          ----------    ----------     ----------    ----------
Performance:        Investment income--net                                .54           .61            .64           .01
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                    1.52          1.58           1.02          (.01)
                                                                   ----------    ----------     ----------    ----------
                    Total from investment operations                     2.06          2.19           1.66            --
                                                                   ----------    ----------     ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                             (.74)         (.87)          (.33)           --
                      Realized gain on investments--net                  (.65)         (.43)          (.30)           --
                                                                   ----------    ----------     ----------    ----------
                    Total dividends and distributions                   (1.39)        (1.30)          (.63)           --
                                                                   ----------    ----------     ----------    ----------
                    Net asset value, end of period                 $    15.50    $    14.83     $    13.94    $    12.91
                                                                   ==========    ==========     ==========    ==========

Total Investment    Based on net asset value per share                 14.84%        16.68%         13.58%          .00%+++
Return:**                                                          ==========    ==========     ==========    ==========

Ratios to Average   Expenses, net of reimbursement                      1.86%         1.88%          1.95%         2.44%*
Net Assets:                                                        ==========    ==========     ==========    ==========
                    Expenses                                            1.94%         1.95%          1.95%         2.44%*
                                                                   ==========    ==========     ==========    ==========
                    Investment income--net                              3.60%         4.24%          4.80%         3.71%*
                                                                   ==========    ==========     ==========    ==========

Supplemental        Net assets, end of period (in thousands)       $  671,467    $  385,753     $  102,361    $    7,347
Data:                                                              ==========    ==========     ==========    ==========
                    Portfolio turnover                                 55.42%        51.26%         36.78%        57.04%
                                                                   ==========    ==========     ==========    ==========
                    Average commission rate paid++++++             $    .0307    $    .0048             --            --
                                                                   ==========    ==========     ==========    ==========


                                                                                           Class D
                    The following per share data and ratios                                                     For the
                    have been derived from information provided                                                 Period
                    in the financial statements.                                 For the Year               Oct. 21, 1994++
                                                                               Ended October 31,              to Oct. 31,
                    Increase (Decrease) in Net Asset Value:          1997++++       1996++++     1995++++        1994
Per Share           Net asset value, beginning of period           $    15.15    $    14.19     $    13.08    $    13.07
Operating                                                          ----------    ----------     ----------    ----------
Performance:        Investment income--net                                .68           .77            .77           .01
                    Realized and unrealized gain on
                    investments and foreign
                    currency transactions--net                           1.55          1.57           1.01            --
                                                                   ----------    ----------     ----------    ----------
                    Total from investment operations                     2.23          2.34           1.78           .01
                                                                   ----------    ----------     ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                             (.84)         (.95)          (.37)           --
                      Realized gain on investments--net                  (.65)         (.43)          (.30)           --
                                                                   ----------    ----------     ----------    ----------
                    Total dividends and distributions                   (1.49)        (1.38)          (.67)           --
                                                                   ----------    ----------     ----------    ----------
                    Net asset value, end of period                 $    15.89    $    15.15     $    14.19    $    13.08
                                                                   ==========    ==========     ==========    ==========

Total Investment    Based on net asset value per share                 15.76%        17.59%         14.43%          .08%+++
Return:**                                                          ==========    ==========     ==========    ==========

Ratios to Average   Expenses, net of reimbursement                      1.08%         1.10%          1.16%         1.69%*
Net Assets:                                                        ==========    ==========     ==========    ==========
                    Expenses                                            1.16%         1.18%          1.16%         1.69%*
                                                                   ==========    ==========     ==========    ==========
                    Investment income--net                              4.38%         5.04%          5.63%         4.46%*
                                                                   ==========    ==========     ==========    ==========

Supplemental        Net assets, end of period (in thousands)       $1,479,711    $1,044,136     $  256,525    $    4,968
Data:                                                              ==========    ==========     ==========    ==========
                    Portfolio turnover                                 55.42%        51.26%         36.78%        57.04%
                                                                   ==========    ==========     ==========    ==========
                    Average commission rate paid++++++             $    .0307    $    .0048             --            --
                                                                   ==========    ==========     ==========    ==========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
                  ++Commencement of operations.
                ++++Based on average shares outstanding during the year.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.


Merrill Lynch Global Allocation Fund, Inc., October 31, 1997


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with financial institutions that have, in the opinion of Merrill Lynch Asset Management, L.P. ("MLAM"), substantial capital relative to the Fund's exposure, or have provided the Fund with a third-party guaranty or other credit enhancement. Under such agreements, the financial institution agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

(j) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $194,329,457 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

(k) Custodian bank--The Fund recorded an amount payable to the Custodian Bank resulting from a timing difference of security transaction settlements.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with MLAM. The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets. MLAM has agreed to waive a portion of its fee payable by the Fund so that such fee is reduced for average daily net assets of the Fund in excess of $2.5 billion from the annual rate of 0.75% to 0.70%, from 0.70% to 0.65% for average daily net assets in excess of $5 billion, from 0.65% to 0.625% for average daily net assets in excess of $7.5 billion, and from 0.625% to 0.60% for average daily net assets in excess of $10 billion. For the year ended October 31, 1997, MLAM earned fees of $99,812,816, of which $11,605,587 was voluntarily waived. MLAM has entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee computed at the rate of 0.10% of the average daily net assets of the Fund for providing investment advisory services to MLAM with respect to the Fund. For the year ended October 31, 1997, MLAM paid MLAM U.K. a fee of $10,062,279 pursuant to such agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


Merrill Lynch Global Allocation Fund, Inc., October 31, 1997


NOTES TO FINANCIAL STATEMENTS (continued)


              Account Maintenance Fee    Distribution Fee

Class B                 0.25%                0.75%
Class C                 0.25%                0.75%
Class D                 0.25%                  --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                            MLFD              MLPF&S

Class A                   $ 47,810          $  658,064
Class D                   $237,188          $3,005,210

For the year ended October 31, 1997, MLPF&S received contingent deferred sales charges of $12,451,911 and $215,161 relating to transactions in Class B and Class C Shares, respectively.

Furthermore, MLPF&S received contingent deferred sales charges of $6,066 relating to transactions subject to front end sales charge waivers in Class D Shares.

In addition, MLPF&S received $238,952 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 1997.

For the year ended October 31, 1997, the Fund paid Merrill Lynch
Security Pricing Service, an affiliate of MLPF&S, $683 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1997 were $7,283,894,845 and $5,636,369,251, respectively.

Net realized and unrealized gains (losses) as of October 31, 1997 were as follows:

                                             Realized           Unrealized
                                          Gains (Losses)      Gains (Losses)

Long-term investments                    $1,077,375,774      $1,125,883,886
Short-term investments                          (6,026)             526,866
Short sales investments                      10,882,530          (6,092,329)
Options written                                 542,106           2,663,228
Financial futures contracts                 (21,137,519)        (56,274,335)
Forward foreign exchange contracts          233,507,856         (26,323,675)
Foreign currency transactions               (46,228,480)         (1,233,615)
                                         --------------      --------------
Total                                    $1,254,936,241      $1,039,150,026
                                         ==============      ==============

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $1,107,182,968, of which $1,531,855,563 related to appreciated securities and $424,672,595 related to depreciated securities. At October 31, 1997, the aggregate cost of investments for Federal income tax purposes was $13,416,316,565.

Transactions in call options written for the year ended October 31, 1997 were as follows:


                                           Nominal Value         Premiums
                                              Covered            Received
Outstanding call options written,
beginning of year                                    --                  --
Options written                               4,400,000       $  13,146,846
Options closed                               (2,350,000)         (5,055,493)
                                            -----------       -------------
Outstanding call options written,
end of year                                   2,050,000       $   8,091,353
                                            ===========       =============

Transactions in put options written for the year ended October 31, 1997 were as follows:

                                           Nominal Value         Premiums
                                              Covered              Paid
Outstanding put options written,
beginning of year                                    --                  --
Options written                                 100,000       $     374,830
Options closed                                 (100,000)           (374,830)
                                            -----------       -------------
Outstanding put options written,
end of year                                          --       $          --
                                            ===========       =============

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $1,540,268,692 and $2,564,993,676 for the years ended October
31, 1997 and October 31, 1996, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Year                                        Dollar
Ended October 31, 1997                         Shares              Amount

Shares sold                                  29,258,107      $  446,649,910
Shares issued to shareholders in reinvest-
ment of dividends and distributions          11,603,933         170,013,343
                                           ------------      --------------
Total issued                                 40,862,040         616,663,253
Shares redeemed                             (28,298,487)       (435,986,811)
                                           ------------      --------------
Net increase                                 12,563,553      $  180,676,442
                                           ============      ==============


Class A Shares for the Year                                        Dollar
Ended October 31, 1996                         Shares              Amount

Shares sold                                  26,663,921      $  385,379,581
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 9,842,522         136,704,200
Shares issued resulting from
reorganization                                  732,464          12,726,168
                                           ------------      --------------
Total issued                                 37,238,907         534,809,949
Shares redeemed                             (20,574,819)       (298,410,953)
                                           ------------      --------------
Net increase                                 16,664,088      $  236,398,996
                                           ============      ==============


Class B Shares for the Year                                        Dollar
Ended October 31, 1997                         Shares              Amount

Shares sold                                 121,098,572      $1,825,730,372
Shares issued to shareholders in
reinvestment of dividends and
distributions                                49,478,020         713,661,687
                                           ------------      --------------
Total issued                                170,576,592       2,539,392,059
Shares redeemed                            (108,673,162)     (1,647,892,648)
Automatic conversion of shares              (10,144,962)       (152,808,738)
                                           ------------      --------------
Net increase                                 51,758,468      $  738,690,673
                                           ============      ==============


Class B Shares for the Year                                        Dollar
Ended October 31, 1996                         Shares              Amount

Shares sold                                 132,348,586      $1,887,208,023
Shares issued to shareholders in
reinvestment of dividends and
distributions                                40,325,041         553,386,648
Shares issued resulting from
reorganization                                9,028,794          47,981,055
                                           ------------      --------------
Total issued                                181,702,421       2,488,575,726
Shares redeemed                             (75,996,626)     (1,087,870,352)
Automatic conversion of shares               (3,687,016)        (52,616,493)
                                           ------------      --------------
Net increase                                102,018,779      $1,348,088,881
                                           ============      ==============


Class C Shares for the Year                                        Dollar
Ended October 31, 1997                         Shares              Amount

Shares sold                                  21,707,656      $  324,717,339
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 2,575,436          36,957,125
                                           ------------      --------------
Total issued                                 24,283,092         361,674,464
Shares redeemed                              (6,974,368)       (104,951,727)
                                           ------------      --------------
Net increase                                 17,308,724      $  256,722,737
                                           ============      ==============


Class C Shares for the Year                                        Dollar
Ended October 31, 1996                         Shares              Amount

Shares sold                                  20,590,847      $  291,762,498
Shares issued to shareholders in
reinvestment of dividends and
distributions                                   987,843          13,590,987
Shares issued resulting from
reorganization                                   91,170           1,203,359
                                           ------------      --------------
Total issued                                 21,669,860         306,556,844
Shares redeemed                              (2,995,301)        (42,705,296)
                                           ------------      --------------
Net increase                                 18,674,559      $  263,851,548
                                           ============      ==============


Class D Shares for the Year                                        Dollar
Ended October 31, 1997                         Shares              Amount

Shares sold                                  22,634,091      $  346,497,021
Automatic conversion of shares               10,015,861         152,808,738
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 6,415,926          94,133,358
                                           ------------      --------------
Total issued                                 39,065,878         593,439,117
Shares redeemed                             (14,860,090)       (229,260,277)
                                           ------------      --------------
Net increase                                 24,205,788      $  364,178,840
                                           ============      ==============


Merrill Lynch Global Allocation Fund, Inc., October 31, 1997


NOTES TO FINANCIAL STATEMENTS (concluded)



Class D Shares for the Year                                        Dollar
Ended October 31, 1996                         Shares              Amount

Shares sold                                  20,921,971      $  291,938,712
Automatic conversion of shares                2,961,136          52,616,493
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 2,670,340          37,606,934
Shares issued resulting from
reorganization                               32,998,082         461,272,241
                                           ------------      --------------
Total issued                                 59,551,529         843,434,380
Shares redeemed                              (8,715,593)       (126,780,129)
                                           ------------      --------------
Net increase                                 50,835,936      $  716,654,251
                                           ============      ==============

5. Commitments:
At October 31, 1997, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $146,479,000 and $46,422,000, respectively.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders of
Merrill Lynch Global Allocation Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Allocation Fund, Inc. as of October 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Allocation Fund, Inc. as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
December 17, 1997
</AUDIT-REPORT>


PORTFOLIO INFORMATION (unaudited)



Worldwide
Investments
As of 10/31/97


Breakdown of Stocks &
Fixed-Income Securities by            Percent of
Country                               Net Assets

United States*                           60.7%
Japan                                     7.0
Germany                                   6.0
United Kingdom                            4.8
Argentina                                 3.9
Switzerland*                              2.5
France                                    2.4
Italy                                     1.9
Australia                                 1.6
Canada                                    1.4
Netherlands                               1.1
Brazil                                    1.0
Hong Kong                                 0.9
South Korea                               0.9
Mexico                                    0.8
Russia                                    0.7
Finland                                   0.5
Portugal                                  0.5
Indonesia                                 0.5
Sweden                                    0.5
Singapore                                 0.4
Spain                                     0.4
India                                     0.4
Cayman Islands                            0.4
Malaysia                                  0.3
Norway                                    0.2
New Zealand                               0.2
South Africa                              0.1
Taiwan                                    0.1
China                                     0.1
Austria                                   0.1
Philippines                               0.1
Ireland                                   0.1
Thailand                                  0.1

[FN]
*Includes investments in short-term securities.


Ten Largest Industries                Percent of
(Equity Investments)                  Net Assets

Banking++                                 4.8%
Telecommunications                        3.8
Insurance                                 3.6
Utilities--Electric & Gas                 2.1
Energy & Petroleum                        1.2
Financial Services                        1.1
Metals & Mining                           1.0
Healthcare Services                       0.9
Oil Services                              0.9
Retail Stores                             0.8


Ten Largest Holdings                 Percent of
(Equity Investments)                  Net Assets

Noble Drilling Corp.                      0.6%
Broken Hill Proprietary Co., Ltd.         0.6
Republic New York Corp.                   0.6
Societe Generale de France S.A.           0.5
Mellon Bank Corp.                         0.4
First Commerce Corp.                      0.4
MontEdison S.p.A.                         0.4
KeyCorp                                   0.4
Sumitomo Marine &Fire
  Insurance Co., Ltd.                     0.3
Houston Industries, Inc.                  0.3

[FN]
++Includes savings banks.


Merrill Lynch Global Allocation Fund, Inc., October 31, 1997


IMPORTANT TAX INFORMATION (unaudited)


The following information summarizes all per share distributions paid by Merrill Lynch Global Allocation Fund, Inc. during its taxable year ended October 31, 1997:
                            Qualifying Domestic    Interest From    Domestic Non-Qualifying     Total            Long-Term
Record Date    Payable Date   Ordinary Income   Federal Obligations     Ordinary Income    Ordinary Income     Capital Gains
Class A Shares:
    12/12/96     12/20/96        $.053895              $.014332             $.569392          $.637619             $.530227
    7/02/97      7/11/97         $.022368              $.028759             $.306839          $.357966                --

Class B Shares:
    12/12/96     12/20/96        $.047452              $.012619             $.501321          $.561392             $.530227
    7/02/97      7/11/97         $.017706              $.022764             $.242877          $.283347                --

Class C Shares:
    12/12/96     12/20/96        $.048028              $.012772             $.507407          $.568207             $.530227
    7/02/97      7/11/97         $.018154              $.023340             $.249024          $.290518                --

Class D Shares:
    12/12/96     12/20/96        $.052314              $.013912             $.522691          $.618917             $.530227
    7/02/97      7/11/97         $.021273              $.027351             $.291819          $.340443                --


The qualifying domestic ordinary income qualifies for the dividends received deduction for corporations.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed below is the percentage of total assets of the Fund invested in Federal obligations as of the end of each quarter of the fiscal year:

                                       Percentage of
Quarter Ended                       Federal Obligations*

January 31, 1997                           7.56%
April 30, 1997                            14.78%
July 31, 1997                             13.51%
October 31, 1997                          12.73%

[FN]
*For the purposes of this calculation, Federal obligations include
 US Treasury Notes, USTreasury Bills, and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.
 Please retain this information for your records.



COMMON STOCK PORTFOLIO CHANGES (unaudited)



For the Quarter Ended October 31, 1997


 Additions

 ABN AMRO Holding N.V.
 Aetna Inc.
*Allianz AG
 American Capital Strategies, Ltd.
 Ayala Corporation
 BASF AG
 B.A.T. Industries PLC
 BEC World Public Co., Ltd. (Foreign)
*BEC World Public Co., Ltd. (Local)
*BMW AG
 Banco Rio de La Plata S.A. (ADR)
 Banque Nationale de Paris S.A.
 Battle Mountain Gold Company
 Bayer AG
 British Telecommunications PLC
   (Ordinary)
 Broken Hill Proprietary Co., Ltd.
 CBI Industries, Inc.
 CRH PLC
 Chiyoda Fire & Marine Insurance
   Co., Ltd.
 Christian Dior S.A.
 Columbia/HCA Healthcare Corp.
 Commonwealth Industries Inc.
 Compagnie Generale des Eaux S.A.
 Daimler-Benz AG
 Daiwa Securities Co., Ltd.
 Deltic Timber Corporation
 Dowa Fire & Marine Insurance Co., Ltd.
 Endesa S.A.
 Energy Group PLC (ADR)
 Foster's Brewing Group Limited
 France Telecom S.A.
 Fuji Heavy Industries, Ltd.
 Imperial Credit Commercial Mortgage
   Investment Corp.
 Ispat International N.V. (NY Registered
   Shares)
 Kawasaki Heavy Industries, Ltd.
 Kokusai Securities Co., Ltd.
 Korea Electric Power Corporation (ADR)
 Louisiana-Pacific Corp.
 M.I.M. Holdings Ltd.
 Muenchener Rueckversicherungs-
   Gesellschaft AG
*NEC Corporation
 Natural Gas Corporation Holdings Limited
*Nestle S.A.
 Newmont Mining Corporation
 Nisshin Fire & Marine Insurance
   Co., Ltd.
 Oxford Health Plans, Inc.
 Pasminco Limited
 Pioneer International Limited
 Pohang Iron & Steel Co., Ltd. (ADR)
 Potomac Electric Power Company
 Repsol S.A.
 Rio Tinto PLC
*Roche Holdings AG
 SK Telecom Co., Ltd. (ADR)
 Sainsbury (J.) PLC
 Sampoerna International Finance
   Company B.V.
 Sovereign Bancorp, Inc.
 Unilever PLC
 Veba AG
 WMC Limited
 Wako Securities Co., Ltd.
 Walden Residential Properties, Inc.


 Deletions

*Allianz AG
*BEC World Public Co., Ltd. (Local)
*BMW AG
 Banco Bilbao Vizcaya S.A.
 Banco Comerciale Portugues
 Banker's Corp.
 CAI Wireless Systems Inc.
 Cabot Oil & Gas Corp. (Class A)
 Citizens Utilities Company (Class A)
 Deutsche Lufthansa AG
 Grand Metropolitan PLC (ADR)
 Guinness PLC
 Maruichi Steel Tube Ltd.
 Mercantile Bancorporation Inc.
 Merck & Co., Inc.
 Mid-Atlantic Realty Trust Co.
 Millennium Chemicals Inc.
*NEC Corporation
*Nestle S.A.
 Pennzoil Co.
*Roche Holdings AG
 Tornet Fastighets AB
 Unilever Capital Corp. PLC

[FN]
*Added and deleted in the same quarter.


Merrill Lynch Global Allocation Fund, Inc., October 31, 1997


OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Bryan N. Ison, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President
Dennis W. Stattman, Vice President
Gerald M. Richard, Treasurer
James W. Harshaw, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863